AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 1997.


                                                        REGISTRATION NO. 2-99537

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 21


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                                 SINGLE PREMIUM
                              VARIABLE LIFE ACCOUNT
                            ------------------------
                              (Exact Name of Trust)


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                   ------------------------------------------
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 445-4571
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                   -------------------------------------------
                     (Name and address of agent for service)


                                    Copy to:

                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------


     Flexible Premium Variable Life Insurance Contracts--The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.


     It is proposed that this filing will become effective (check appropriate space):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 1997 pursuant to paragraph (b) of Rule 485
       -------------
          (date)


[ ]  60 days after filing pursuant to paragraph (a) of Rule 485

[ ]  on ___________ pursuant to paragraph (a) of Rule 485
          (date)

================================================================================

                              CROSS REFERENCE SHEET

                          (AS REQUIRED BY FORM N-8B-2)

                                   ----------

  N-8B-2
ITEM NUMBER      LOCATION
-----------      --------
    1.           Cover Page

    2.           Cover page

    3.           Not Applicable

    4.           Sale of the Contract and Sales Commissions

    5.           Pruco Life of New Jersey Single Premium Variable Life Account

    6.           Pruco Life of New Jersey Single Premium Variable Life Account

    7.           Not Applicable

    8.           Not Applicable

    9.           Litigation

   10. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Pruco Life of New Jersey Single Premium Variable Life Account; Transfers; Surrenders; Loans; Amount of Life Insurance; Lapse and Reinstatement; When Proceeds are Paid; Voting Rights; Substitution of Series Fund Shares

   11. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

   12.           Not Applicable

   13. Brief Description of the Contract; Charges; Allocation of the Premium Payment; Additional Premium Payments; Sale of the Contract and Sales Commissions

   14. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Requirements for Issuance of a Contract

   15. Brief Description of the Contract; Allocation of the Premium Payment; Additional Premium Payments

   16. Cover Page; Brief Description of the Contract; General Information About Pruco Life Insurance Company of New Jersey, Pruco Life of New Jersey Single Premium Variable Life Account, and The Variable Investment Options Available Under the Contract

   17.           Transfers; Surrenders; When Proceeds are Paid

   18. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

   19.           Reports to Contract Owners

   20.           Not Applicable

   21.           Loans

   22.           Not Applicable

   23.           Not Applicable

   24.           Other General Contract Provisions

   25.           Pruco Life Insurance Company of New Jersey

  N-8B-2
ITEM NUMBER      LOCATION
-----------      --------
   26.           Charges

   27.           Pruco Life Insurance Company of New Jersey; The Prudential
                 Series Fund,Inc.

   28.           Pruco Life Insurance Company of New Jersey; Directors and
                 Officers

   29.           Pruco Life Insurance Company of New Jersey

   30.           Not Applicable

   31.           Not Applicable

   32.           Not Applicable

   33.           Not Applicable

   34.           Not Applicable

   35.           Pruco Life Insurance Company of New Jersey

   36.           Not Applicable

   37.           Not Applicable

   38.           Sale of the Contract and Sales Commissions

   39.           Sale of the Contract and Sales Commissions

   40.           Not Applicable

   41.           Sale of the Contract and Sales Commissions

   42.           Not Applicable

   43.           Not Applicable

   44. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance; Additional Premium Payments

   45.           Not Applicable

   46. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; The Prudential Series Fund, Inc.

   47.           Pruco Life of New Jersey Single Premium Variable Life Account

   48.           Not Applicable

   49.           Not Applicable

   50.           Not Applicable

   51.           Not Applicable

   52.           Substitution of Series Fund Shares

   53.           Federal Tax Status

   54.           Not Applicable

   55.           Not Applicable

   56.           Not Applicable

   57.           Not Applicable

   58.           Not Applicable

   59. Financial Statements; Financial Statements of Pruco Life of New Jersey Single Premium Variable Life Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS
                                                      DISCOVERY LIFE PLUS [LOGO]
MAY 1, 1997

PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT
VARIABLE LIFE INSURANCE CONTRACTS

This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The Contract requires payment of a premium of at least $10,000 upon issuance.

The Contract provides lifetime insurance coverage, as long as the Contract is not surrendered or in default beyond its days of grace, and also provides a cash surrender value if the Contract is surrendered during the insured's lifetime. The death benefit will be the face amount of insurance stated in the Contract or under certain circumstances a higher amount. The cash surrender value of the Contract varies daily to reflect investment performance, and the imposition of charges. There is no guaranteed minimum cash surrender value, and if investment performance is sufficiently poor for a sufficiently long time, the cash surrender value could decline to zero.

Following a deduction for applicable premium taxes, the premium payment will be allocated as the owner directs in one or more of the following ways. It may be allocated to one or more of the subaccounts of the Pruco Life of New Jersey Single Premium Variable Life Account (the "Account"), to a FIXED-RATE OPTION or to a real estate investment option funded by another separate account of Pruco Life of New Jersey. The assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives of and risks of investing in the fifteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, two ZERO COUPON BOND PORTFOLIOS with different liquidation dates--2000 and 2005, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at a rate periodically declared by Pruco Life of New Jersey in its sole discretion. Selection of the real estate investment option involves allocation of part or all of the premium payment to the Pruco Life of New Jersey Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT"), a separate account of Pruco Life of New Jersey that, through a partnership, invests primarily in income-pro New Jersey Single Premium Variable Life Account.

The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59 1/2, a 10% tax penalty.

                                   ----------

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A
NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

                                   ----------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 445-4571


*DISCOVERY is a registered mark of Prudential.
SPVL-2 Ed 5-97
Catalog No. 640168Y

                                         PROSPECTUS CONTENTS
                                                                                                 PAGE
                                                                                                 ----
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .........................................     1

BRIEF DESCRIPTION OF THE CONTRACT ............................................................     2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE
   OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND THE VARIABLE INVESTMENT
   OPTIONS AVAILABLE UNDER THE CONTRACT ......................................................     5
   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ................................................     5
   PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT .............................     5
   THE PRUDENTIAL SERIES FUND, INC. ..........................................................     5
   PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT ..........................     6

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS .........................................     6
    REQUIREMENTS FOR ISSUANCE OF A CONTRACT ..................................................     6
    SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" .............................................     7
    ALLOCATION OF THE PREMIUM PAYMENT ........................................................     7
    TRANSFERS ................................................................................     7
    SURRENDERS ...............................................................................     8
    LOANS ....................................................................................     8
    CHARGES ..................................................................................     9
    AMOUNT OF LIFE INSURANCE .................................................................    11
    LAPSE AND REINSTATEMENT ..................................................................    13
    ADDITIONAL PREMIUM PAYMENTS ..............................................................    13
    LIVING NEEDS BENEFIT .....................................................................    13
    ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS .........    14
    WHEN PROCEEDS ARE PAID ...................................................................    15
    REPORTS TO CONTRACT OWNERS ...............................................................    15
    TAX TREATMENT OF CONTRACT BENEFITS .......................................................    15
    THE FIXED-RATE OPTION ....................................................................    16
    VOTING RIGHTS ............................................................................    17
    SALE OF THE CONTRACT AND SALES COMMISSIONS ...............................................    17
    SUBSTITUTION OF SERIES FUND SHARES .......................................................    18
    LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS ......................    18
    OTHER GENERAL CONTRACT PROVISIONS ........................................................    18
    STATE REGULATION .........................................................................    19
    ADDITIONAL INFORMATION ...................................................................    19
    EXPERTS ..................................................................................    19
    LITIGATION ...............................................................................    19
    FINANCIAL STATEMENTS .....................................................................    19

DIRECTORS AND OFFICERS .......................................................................    20

FINANCIAL STATEMENTS OF PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT ........    A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ...........................    B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT
BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS
OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.


                    DEFINITIONS OF SPECIAL TERMS USED IN THIS
                                   PROSPECTUS


AMOUNT CREDITED UNDER THE                 FIXED-RATE OPTION--An investment
CONTRACT--See Contract fund below.        option under which Pruco Life of New
                                          Jersey guarantees that interest will
CASH SURRENDER VALUE--The amount          be added to the amount allocated at a
payable to the Contract owner upon        rate declared periodically in advance.
surrender of the Contract, equal to
the Contract fund minus any applicable    MONTHLY DATE--The Contract date and
contingent deferred sales charge and      the same date in each subsequent
any Contract debt.                        month.

CONTRACT ANNIVERSARY--The same day and    PRUCO LIFE OF NEW JERSEY SINGLE
month as the Contract date in each        PREMIUM VARIABLE LIFE ACCOUNT (THE
later year.                               "ACCOUNT")--A separate account of
                                          Pruco Life of New Jersey registered as
CONTRACT DATE--The date Pruco Life of     a unit investment trust under the
New Jersey received the initial           Investment Company Act of 1940.
premium payment and certain required
documentation.                            PRUCO LIFE OF NEW JERSEY VARIABLE
                                          CONTRACT REAL PROPERTY ACCOUNT (THE
CONTRACT FUND--The total value            "REAL PROPERTY ACCOUNT")--A separate
attributable to a specific Contract,      account of Pruco Life of New Jersey
representing amounts in all the           which, through a partnership, invests
subaccounts, amounts allocated to the     primarily in income-producing real
fixed-rate option, amounts invested in    property.
the Real Property Account, and the
principal amount and any accrued          SUBACCOUNT--A division of the Account,
interest credited with respect to any     the assets of which are invested in
Contract loan. At times throughout        shares of the corresponding portfolio
this prospectus, when an alternative      of the Series Fund.
identification may be desirable for
complete clarity or to further            TARGET LOAN AMOUNT--The amount, equal
describe the role of the Contract         to 10% of the initial premium for each
fund, we refer to the Contract fund as    completed Contract year, that may be
"the amount credited under the            borrowed as a first loan in any year
Contract". The term should not be         at the most favorable net cost to the
confused with The Prudential Series       Contract owner.
Fund, Inc. (the "Series Fund") defined
below.                                    THE PRUDENTIAL SERIES FUND, INC. (THE
                                          "SERIES FUND")--A mutual fund with
CONTRACT OWNER--The person who            separate portfolios, one or more of
purchases a DISCOVERY Life Plus           which may be chosen as an underlying
Contract and pays the premium.            investment for the Contract.

CONTRACT YEAR--A year that starts on      VALUATION PERIOD--The period of time
the Contract date or on a Contract        from one determination of the value of
anniversary.                              the amount invested in a subaccount to
                                          the next. Such determinations are made
DISCOVERY LIFE--A fixed life insurance    when the net asset values of the
contract issued by Pruco Life of New      portfolios of the Series Fund are
Jersey that is similar to DISCOVERY       calculated, which is generally at 4:15
Life Plus except that the owner may       p.m. New York City time on each day
not invest the Contract fund in           during which the New York Stock
variable investment options.              Exchange is open.

FACE AMOUNT--The initial amount of        VARIABLE INVESTMENT OPTIONS--The
life insurance as shown on the cover      subaccounts and the Real Property
page of the Contract.                     Account.

                        BRIEF DESCRIPTION OF THE CONTRACT

The DISCOVERY Life Plus Contract (the "Contract") provides a way to invest in one or more securities portfolios with different investment objectives, while at the same time providing lifetime insurance protection. The Discovery Life Plus Contract is a variable whole life insurance contract. It is called a "variable" contract because the value of the Contract depends upon the investment results of the investment option[s] selected. Under current law, no tax is payable upon any increase in the value of the Contract until amounts are distributed under the Contract. The owner may surrender the Contract in full and in that way withdraw the full cash surrender value of the Contract. Neither partial surrenders nor Contract splits are permitted. The Contract owner may, however, borrow against the value of the Contract. See LOANS, page 8.

Because the Contract is a Modified Endowment Contract under federal tax law, loans and other distributions made during the insured's lifetime are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59-1/2. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.

The Contract is purchased by making an initial premium payment. Generally, the minimum initial payment is $10,000. For insureds aged 76 through 85, the minimum initial payment is $50,000. Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") deducts the amount needed to pay state and/or local premium taxes attributable to the Contract and allocates the remainder to the variable investment option[s] selected by the owner and/or to the fixed-rate option. The assets of each subaccount are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which The Prudential Insurance Company of America ("Prudential") is the investment advisor. The Series Fund currently has fifteen portfolios available for investment by Contract owners. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the ZERO COUPON BOND PORTFOLIOS 2000 and 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment and who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed-income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 5.

The Contract owner may also invest a portion of the premium payment in The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest in the real estate investment option, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 6.

All of the premium payment may be allocated to one subaccount, to the fixed-rate option funded by Pruco Life of New Jersey's general account or to the Real Property Account. Alternatively, the premium payment may be divided among any of the subaccounts, the fixed-rate option, and the Real Property Account.

The value of the Contract will vary to reflect the investment results of the variable investment option[s] in which money is invested and the amount of interest credited on amounts allocated to the fixed-rate option. The total amount attributable to a Contract held in the variable investment options and under the fixed-rate option, plus the principal amount of any Contract loan, is referred to herein interchangeably as the "Contract fund" or "the amount credited under the Contract".

The purchaser of a Contract decides what the amount of the initial premium will be (so long as it is at least $10,000; $50,000 for issue ages 76 through 85) and from this amount the initial amount of life insurance (i.e., the face amount) is determined. Although the cash surrender value of the Contract (i.e., the Contract fund minus any Contract debt and any applicable sales charge deducted upon surrender) will begin to vary immediately to reflect the investment results of any amount invested in the variable investment options, the amount of life insurance will ordinarily not change for several years and may not change at all. If investment results are sufficiently favorable, however, the amount of insurance will eventually increase and thereafter will vary in amount reflecting investment results and the application of factors that vary with the insured's attained age. But it will never be less than the face amount. See AMOUNT OF LIFE INSURANCE, page 11.

Pruco Life of New Jersey deducts certain charges from premium payments and from the amounts held in the designated investment options. In addition, Pruco Life of New Jersey makes certain additional charges if a Contract is surrendered during the first 6 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES on page 9. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

        -----------------------------------------------------------------
                                 PREMIUM PAYMENT
        -----------------------------------------------------------------
                                       |
                                       |
              ----------------------------------------------------
                   o Less charge for premium taxes. (Under
                     certain circumstances, this charge may be
                     reduced or eliminated, see item 1 under
                     Charges, page 9).
              ----------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

     o  To be invested in one or a combination of:
        o  One or more of the fifteen available portfolios of the Series Fund.
        o  The Real Property Account.
        o  The Fixed Rate Option.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                  DAILY CHARGES

     o A daily charge equivalent to an annual rate of up to 0.35% is deducted from the assets of each of the variable investment options for administrative expenses.

     o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of each of the variable investment options for mortality and expense risks.

     o  Management fees and expenses are deducted from the assets of the Series Fund and the Real Property Account.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                 MONTHLY CHARGES

     o  A charge for insurance protection is deducted monthly.
        Generally, this charge is imposed in an amount equal to 0.05%
        of the Contract fund per month. However, if the Contract fund falls so low as to make a charge of 0.05% per month
        inadequate, the charge may be increased to the amount
        permitted by the 1980 Commissioners Standard Ordinary
        Mortality Table ("1980 CSO Table").
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

     o  If the Contract is surrendered during the first 6 years, a contingent deferred sales charge is assessed; the maximum
        contingent deferred sales charge during the first year is 9%
        of the amount credited under the Contract. Thereafter, this charge decreases by one percent per year until, in the sixth
        Contract year, it is equal to 4% of the amount credited under the Contract. In the seventh and subsequent Contract years there is no charge. The sales charge will never be greater than 9% of the initial premium payment.
--------------------------------------------------------------------------------


Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.

Funds may be transferred among the subaccounts and to the fixed-rate option and the Real Property Account up to four times each year. There are limitations on transfers out of the fixed-rate option and into and out of the Real Property Account. See TRANSFERS, page 7.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 7.

This Brief Description of the Contract is intended to provide a broad overview of the more significant features of the Contract. More detailed information will be found in subsequent sections of this prospectus and in the Contract document. That document, together with its attached application, constitutes the entire agreement between the owner and Pruco Life of New Jersey and should be retained by the owner.

     GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
         PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. As of December 31, 1996, Prudential has invested over $127 million in Pruco Life of New Jersey through its subsidiary Pruco Life Insurance Company in connection with Pruco Life of New Jersey's organization and operation. Prudential intends from time to time to make additional capital contributions to Pruco Life of New Jersey as needed to enable it to meet its reserve requirements and expenses in connection with its business. However, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life of New Jersey's financial statements begin on page B-1 and should be considered only as bearing upon Pruco Life of New Jersey's ability to meet its obligations under the Contracts.

PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

The Pruco Life of New Jersey Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey. Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life of New Jersey. There are currently fifteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A-1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end, diversified management investment company which sold its shares only to separate accounts of Pruco Life of New Jersey and Pruco Life Insurance Company, was merged into the Series Fund. Prior to that date, the Account invested only in shares of the Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. SEE EXPENSES INCURRED BY THE SERIES FUND, page 10.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Before issuing any Contract, Pruco Life of New Jersey requires evidence of insurability which may include a medical examination. The Contract will only be issued on insureds who are classified as standard risks following Pruco Life of New Jersey's regular underwriting process. Insurance protection will begin on the date the initial payment and completed application are received. On the date the initial payment is received in the Home Office specified in the Contract, the amount credited under the Contract begins to vary to reflect the investment results of the variable investment option[s] which have been chosen or the interest rate declared for the fixed-rate option. If the application is not approved, because the current underwriting requirements are not met, the premium payment will promptly be returned. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

ALLOCATION OF THE PREMIUM PAYMENT

The Contract owner determines how the initial premium payment, after the deduction for any applicable state and/or local premium taxes, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. The owner may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.

Additionally, a feature called Dollar Cost Averaging is available to Contract owners who make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the Contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life of New Jersey will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Monthly transfers must be at least 3% of the amount allocated to the Dollar Cost Averaging account, with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life of New Jersey's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until the Contract owner gives notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.

TRANSFERS

The Contract owner may transfer the portion of the Contract fund allocated to any of the subaccounts, the fixed-rate option or the Real Property Account without charge and without any federal income tax liability. Transfers must be in amounts of $300 or more or the total amount in the subaccounts, if less, and must not cause the amount credited in any subaccount to be less than $300, unless the entire amount in that subaccount is transferred. The Contract owner may transfer amounts by proper written notice to the Home Office, or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers are not available if Pruco Life of New Jersey has received proper notice that the Contract is assigned. See ASSIGNMENT, page 18. Pruco Life of New Jersey has adopted procedures designed to ensure that requests by telephone are genuine. Pruco Life of New Jersey will not be held liable for following telephone instructions that it reasonably believes to be genuine. Pruco Life of New Jersey cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at the Home Office. The owner may make up to four transfers a year, either among the subaccounts or from the subaccounts to the fixed-rate option or the Real Property Account.

In addition, the entire amount of the Contract fund in the subaccounts may be transferred to the fixed-rate option at any time. A Contract owner who wishes to convert his or her variable Contract to a fixed-benefit Contract must request a complete transfer of funds to the fixed-rate option and should also change his or her allocation instructions regarding any future premiums.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option and (b) $5,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at the Home Office. These limits are subject to change in the future. Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.

SURRENDERS

The Contract owner may surrender the Contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any Contract debt). Neither partial surrenders nor Contract splits are permitted. To surrender a Contract, the owner must deliver or mail it, together with a written request in a form that meets Pruco Life of New Jersey's needs, to a Pruco Life of New Jersey Home Office. The cash surrender value of the surrendered Contract will be determined as of the date such notice is received in the Home Office. See When Proceeds Are Paid, page 15. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.

LOANS

The Contract owner may borrow from Pruco Life of New Jersey up to the "loan value" of the Contract using only the Contract as security for the loan. Contractually, loans will be made only on or after the first Contract anniversary. However, as an administrative practice, Pruco Life of New Jersey allows loans to be made during the first Contract year. This practice may change. The loan value of a Contract is 90% of an amount equal to its Contract fund, reduced by any charges due upon surrender. However, Pruco Life of New Jersey will, on a non-contractual basis, increase the loan value by permitting a Contract owner to borrow up to 100% of the portion of the Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 15.

When a loan is taken, the amounts allocated to the subaccount[s], the fixed-rate option or the Real Property Account will be reduced by the amount of any loan. The reduction will generally be made in the same proportions as the value in each subaccount, the fixed-rate option, and the Real Property Account bears to the total value of the Contract. As explained below, however, the principal amount of the loan continues to be part of the Contract owner's total Contract fund.

Pruco Life of New Jersey will charge interest at the rate of 6% per year on any outstanding loan and, if the interest is not paid on the Contract anniversary, the amount of the interest will be added to the loan. Although the amount of the loan will be withdrawn from the variable investment options and the fixed-rate option, Pruco Life of New Jersey will nevertheless credit the amount withdrawn with interest daily at an effective annual rate of either 5.5% or 4%. The loan plus the interest credited thereon to the Contract owner remain part of the Contract fund. Determination of the applicable interest rate credited to the Contract owner on the loan amount is made as follows. The loan amount is divided into two parts, the "target loan amount" and the remainder. The target loan amount for any Contract year is 10% of the initial premium for each Contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. Thus the net cost of the loan to the Contract owner is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each Contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Repayment of a loan does not restore the Contract fund or cash surrender value to what it would have been had no loan been taken, since the loaned amount did not reflect investment experience during the period the loan was outstanding. This may also have an effect on the death benefit.

In addition, it should be recognized that a Contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see item 4 under CHARGES, below) is not reduced by the making of a Contract loan while the amount in the subaccount[s] from which such charges are deducted is reduced by the amount of the loan.

CHARGES

1. DEDUCTION FROM PREMIUM PAYMENTS. Upon purchase of this Contract, a premium tax is generally payable. Based on the statutory rate, Pruco Life of New Jersey will deduct the maximum amount of premium taxes applicable to the particular Contract from the initial premium payment. These statutory rates vary by state and local jurisdiction. The most common level of premium taxes is 2% of the premium. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount remaining after the deduction of premium taxes will be allocated to the investment option[s] as the owner directs. However, if (a) the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life Contracts issued on the same insured equal $50,000 or more, or (b) Contracts are purchased on all children of a parent or all grandchildren of a grandparent, each Contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, Pruco Life of New Jersey will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other Discovery Life Plus and DISCOVERY Life Contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract fund on the most recent Contract. Thus, in many cases, if a Contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as the owner directs. During 1996, 1995 and 1994, Pruco Life of New Jersey received no money in charges for payment of state premium taxes.

2. SALES CHARGES ON SURRENDERS. A contingent deferred sales charge may be imposed upon surrender of this Contract. This charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. As stated earlier, on page 3, no sales charge will be made if the Contract is surrendered after the sixth Contract year. If the Contract is surrendered in the first year, the charge will be 9% of the amount credited under the Contract. For each year after the first that the Contract is in effect, the contingent deferred sales charge as a percentage of the Contract fund is reduced by 1% until it reaches 4% in year 6. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of $2,163, $556 and $343,915, respectively, in sales charges on surrenders of the Contracts.

3. ADMINISTRATIVE CHARGE. There is a charge imposed to reimburse Pruco Life of New Jersey for the expenses it incurs in administering the Contracts, which includes such things as underwriting the Contract, conducting any medical examinations, establishing and maintaining records, and providing reports to Contract owners. This charge will be assessed by deducting, from the assets of each of the variable investment options, a percentage of those assets equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $157,141, $149,296 and $148,697, respectively, in annual administrative charges under the Contracts. This administrative charge is guaranteed never to be increased above an effective annual rate of 0.35% over the life of the Contracts.

4. CHARGE FOR INSURANCE PROTECTION. Immediately after the Contract is issued the amount of insurance payable upon death of the insured (the face amount) will be substantially higher than the initial premium payment. As the insured grows older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract fund and the amount payable to the beneficiary in the event of the insured's death will become smaller. But the death benefit will always be higher than the Contract fund. To enable Pruco Life of New Jersey to pay this additional amount, it makes a monthly charge commencing on the Contract date, the date the

Contract is issued. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although Pruco Life of New Jersey has the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the Contract's Monthly dates (i.e., the Contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the Contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per Contract year of the Contract fund. The exact percentage is uncertain because the Contract fund varies in amount daily. If the Contract fund remains level throughout the entire Contract year, the sum of the charges would be 0.6% of the Contract fund. If the Contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the Contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)

The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the Contract fund, unless as a result of very unfavorable investment experience, the Contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. In practice, this will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the Contract fund occur in a particular year. For example, for a male who buys a Contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before Pruco Life of New Jersey will make a higher cost of insurance charge. As another example, for a male who buys a Contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if the assets were held in the Equity Subaccount and there was a substantial market drop) in order to bring about an increase in the insurance charge.

5. CHARGES FOR ASSUMING MORTALITY AND EXPENSE RISKS. Pruco Life of New Jersey makes a charge for assuming the risk that its estimates of longevity and of the expenses it expects to incur, over the lengthy periods that this Contract may be in effect--estimates that are the basis for the level of the other charges it makes under the Contracts--will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $402,978, $382,860 and $381,325, respectively, in mortality and expense risk charges under the Contracts.

6. EXPENSES INCURRED BY THE SERIES FUND. Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the Contract owners. Investment management fees for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page 12. Further detail about management fees and other Series Fund expenses is provided in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.

The Account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund.

The total expenses of each portfolio for the year 1996 expressed as a percentage of the average assets during the year are shown below:

-----------------------------------------------------------------------------------------------
                                        |                |  OTHER EXPENSES  |   TOTAL EXPENSES
                                        |   INVESTMENT   |  (AFTER EXPENSE  |   (AFTER EXPENSE
PORTFOLIO                               |  ADVISORY FEE  |  REIMBURSEMENT)* |   REIMBURSEMENT)*
----------------------------------------|----------------|------------------|------------------
MONEY MARKET PORTFOLIO*                 |      0.40%     |         0%       |        0.40%
DIVERSIFIED BOND PORTFOLIO*             |      0.40%     |         0%       |        0.40%
GOVERNMENT INCOME PORTFOLIO             |      0.40%     |      0.06%       |        0.46%
ZERO COUPON BOND PORTFOLIOS*            |      0.40%     |         0%       |        0.40%
CONSERVATIVE BALANCED PORTFOLIO*        |      0.55%     |         0%       |        0.40%
FLEXIBLE MANAGED PORTFOLIO              |      0.60%     |         0%       |        0.40%
HIGH YIELD BOND PORTFOLIO               |      0.55%     |      0.08%       |        0.63%
STOCK INDEX PORTFOLIO                   |      0.35%     |      0.05%       |        0.40%
EQUITY INCOME PORTFOLIO                 |      0.40%     |      0.05%       |        0.45%
EQUITY PORTFOLIO*                       |      0.45%     |         0%       |        0.40%
PRUDENTIAL JENNISON PORTFOLIO           |      0.60%     |      0.06%       |        0.66%
SMALL CAPITALIZATION STOCK PORTFOLIO    |      0.40%     |      0.16%       |        0.56%
GLOBAL PORTFOLIO                        |      0.75%     |      0.17%       |        0.92%
NATURAL RESOURCES PORTFOLIO             |      0.45%     |      0.07%       |        0.52%
----------------------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond 2000, Conservative Balanced, Flexible Managed, Zero Coupon Bond Portfolio 2005, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on Contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.44% for the Money Market Portfolio, 0.45% for the Diversified Bond Portfolio, 0.52% for the Zero Coupon Bond Portfolio 2000, 0.53% for the Zero Coupon Bond Portfolio 2005, 0.59% for the Conservative Balanced Portfolio, 0.64% for the Flexible Managed Portfolio, and 0.50% for the Equity Portfolio in 1996. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.

7. TOTAL CHARGES AND CONTRACT VALUES. As may be seen from the foregoing description, the amount credited under the Contract at the outset of the Contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies Pruco Life of New Jersey's standards for elimination or reduction of the premium tax charge as explained in item 1 above. Thereafter, assuming a total Series Fund expense ratio of 0.51% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 12), a cost of insurance charge of 0.05% per month and no Contract debt, the amount credited under the Contract will vary at a rate that is approximately 2.41% to 2.36% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the Contract are invested.

8. TAXES ON PRUCO LIFE OF NEW JERSEY. The Account is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. No charge is currently being made against the Account for company federal income taxes (excluding any charge for taxes attributable to premiums). Pruco Life of New Jersey will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE

As stated earlier, when the Contract is issued Pruco Life of New Jersey will determine what the initial amount of life insurance will be for the initial premium payment. That amount will be shown on the cover page of the Contract and is called the "face amount". The face amount will be calculated by Pruco Life of New Jersey as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon the insured's death will never be less than the face amount as long as the Contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. But the Contract's death benefit may be higher than the face amount, depending upon the length of time the Contract is in force and the Contract's investment results.

1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

--------------------------------------------------------------------------------
     AGE OF    |         FACE AMOUNT         |           FACE AMOUNT
    INSURED    |         FOR $10,000         |           FOR $50,000
     ON THE    |           PREMIUM           |             PREMIUM
    CONTRACT   |-----------------------------|----------------------------------
      DATE     |      MALE    |     FEMALE   |       MALE     |     FEMALE
---------------|--------------|--------------|----------------|-----------------
        5      |    $231,211  |   $298,154   |    $1,179,644  |   $1,521,193
       15      |    $151,173  |   $198,359   |    $  771,290  |   $1,012,032
       25      |    $104,157  |   $129,799   |    $  531,412  |   $  662,236
       35      |    $ 66,654  |   $ 82,561   |    $  340,069  |   $  421,229
       45      |    $ 42,601  |   $ 52,980   |    $  217,353  |   $  270,304
       55      |    $ 28,260  |   $ 35,032   |    $  144,183  |   $  178,734
       65      |    $ 19,832  |   $ 23,624   |    $  101,180  |   $  120,529
       75      |    $ 14,982  |   $ 16,631   |    $   76,439  |   $   84,850
--------------------------------------------------------------------------------

In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 18.

2. INCREASE IN DEATH BENEFIT DUE TO FAVORABLE INVESTMENT EXPERIENCE. It is likely that the amount of insurance will not change for several years after the Contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The Contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the Contract fund. The latter ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

         ------------------------------------------------------------
                           |     DEATH BENEFIT IS NO LESS THAN
                           |      THE CONTRACT FUND TIMES THE
                 AGE OF    |     FOLLOWING MULTIPLE (ASSUMES NO
                INSURED    |                 LOAN)
                           |-----------------------------------------
                           |         MALE      |       FEMALE
         ------------------|-------------------|---------------------
                    5      |         4.80      |        7.50
                   15      |         4.80      |        7.50
                   25      |         4.56      |        6.11
                   35      |         3.76      |        4.52
                   45      |         2.27      |        2.64
                   55      |         1.55      |        1.82
                   65      |         1.23      |        1.40
                   75      |         1.09      |        1.15
                   85      |         1.05      |        1.05
                   95      |         1.02      |        1.02
          -----------------------------------------------------------

Thus, for a male age 55 who purchased a Contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the Contract fund has increased to $122,604 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,166 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 18.

LAPSE AND REINSTATEMENT

If the investment results of a Contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any Monthly date has decreased to zero or less, the Contract will go into default.

Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force. This payment must be received at the Pruco Life of New Jersey Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 15.

A Contract that has lapsed may be reinstated within 3 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

A Contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS

After the Contract has been in force for several years, the Contract owner may be allowed the option of paying additional premium payments in order to increase his or her Contract fund. Such premium payments are allowed when they will not cause the Contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, Pruco Life of New Jersey will tell the Contract owner whether an additional premium payment can be made and its maximum amount. If the owner does make an additional premium payment, the amount of that payment, less any applicable premium taxes which may be payable, will increase the Contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge. An additional premium payment will not be accepted by Pruco Life of New Jersey if it would, through the application of the multiples shown on page 11, immediately result in an increase in the death benefit.

Several factors affect when additional premium payments may be made. For example, the Contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

Contract applicants may elect to add the Living NEEDS BENEFIT SM to their Contracts at issue, subject to Pruco Life of New Jersey's receipt of satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to Contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS Benefit. The Contract owner may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the recently enacted Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). Contract owners should consult with a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS,
AND ACCUMULATED PREMIUMS


The tables in this prospectus have been prepared to help show how values under this Contract change with investment performance of the Account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under Contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the Contract would go into default, at which time additional payments would be needed to keep it in force.


The amounts shown for the death benefit and cash surrender value as of each Contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.51% (taking into account the offsets described under Expenses incurred BY THE PRUDENTIAL SERIES FUND, Inc. on page 12) and also reflect the daily charge to the Account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.51% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of 1.74%, 2.26%, 6.26%, and 10.26%.


The tables on pages T1 and T3 also reflect the fact that Pruco Life of New Jersey generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the Contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a Contract falls to such a level as to make this monthly charge inadequate in Pruco Life of New Jersey's judgment (i.e., where the Contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life of New Jersey will deduct the maximum monthly mortality charge. See CHARGE FOR INSURANCE PROTECTION, page 17. The 0% and 4% columns in the tables on pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life of New Jersey does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the Contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 Contract years.

The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.



                                                            ILLUSTRATIONS

                                                          -----------------

                                                    DISCOVERY LIFE PLUS CONTRACT
                                                          MALE ISSUE AGE 35
                                                   $20,000 INITIAL PREMIUM PAYMENT
                                           USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                             DEATH BENEFIT                                      CASH SURRENDER VALUE
                         -----------------------------------------------------  ----------------------------------------------------
                                ASSUMING HYPOTHETICAL GROSS (AND NET)                  ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                  ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED    -----------------------------------------------------  ----------------------------------------------------
POLICY   AT 4% INTEREST    0% GROSS     4% GROSS      8% GROSS     12% GROSS      0% GROSS      4% GROSS     8% GROSS     12% GROSS
 YEAR       PER YEAR     (-1.74% NET)  (2.26% NET)   (6.26% NET)  (10.26% NET)  (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)
------   --------------  ------------  -----------   -----------  ------------  ------------  -----------  -----------  ------------
   1        $ 20,800       $133,307      $133,307     $133,307     $  133,307      $17,421      $18,130      $ 18,902    $   19,682
   2        $ 21,632       $133,307      $133,307     $133,307     $  133,307      $17,202      $18,631      $ 20,117    $   21,744
   3        $ 22,497       $133,307      $133,307     $133,307     $  133,307      $16,984      $19,144      $ 21,480    $   24,004
   4        $ 23,397       $133,307      $133,307     $133,307     $  133,307      $16,767      $19,669      $ 22,932    $   26,585
   5        $ 24,333       $133,307      $133,307     $133,307     $  133,307      $16,551      $20,206      $ 24,479    $   29,447
   6        $ 25,306       $133,307      $133,307     $133,307     $  133,307      $16,336      $20,755      $ 26,128    $   32,613
   7        $ 26,319       $133,307      $133,307     $133,307     $  133,307      $16,621      $21,976      $ 28,748    $   37,234
   8        $ 27,371       $133,307      $133,307     $133,307     $  133,307      $16,067      $22,338      $ 30,364    $   40,808
   9        $ 28,466       $133,307      $133,307     $133,307     $  133,307      $15,318      $22,707      $ 32,072    $   44,726
  10        $ 29,605       $133,307      $133,307     $133,307     $  133,307      $14,539      $23,081      $ 33,876    $   49,020
  15        $ 36,019       $133,307      $133,307     $133,307     $  149,620      $10,087      $25,047      $ 44,536    $   77,523
  20        $ 43,822       $133,307      $133,307     $133,307     $  196,166      $ 4,137      $26,417      $ 58,550    $  122,604
  25        $ 53,317       $       (2)   $133,307     $133,307     $  269,516      $      (2)   $22,005      $ 76,973    $  193,896
  30        $ 64,868       $             $133,307     $133,307     $  383,300      $            $12,178      $101,195    $  306,640
  35        $ 78,922       $             $133,300(2)  $154,332     $  562,555      $            $      (2)   $133,044    $  484,961
  40        $ 96,020       $             $133,300     $192,424     $  843,743      $            $            $174,930    $  767,039
  45        $116,824       $             $133,300     $246,109     $1,298,135      $            $            $230,008    $1,213,210

----------------

(1)  ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY COST OF
     INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT
     DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION
     THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 23 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS
     MADE. BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 34 UNLESS AN ADDITIONAL PREMIUM PAYMENT
     WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                                    DISCOVERY LIFE PLUS CONTRACT
                                                          MALE ISSUE AGE 35
                                                   $20,000 INITIAL PREMIUM PAYMENT
                                           USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                             DEATH BENEFIT                                      CASH SURRENDER VALUE
                         -----------------------------------------------------  ----------------------------------------------------
                                ASSUMING HYPOTHETICAL GROSS (AND NET)                  ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                  ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED    -----------------------------------------------------  ----------------------------------------------------
POLICY   AT 4% INTEREST    0% GROSS     4% GROSS      8% GROSS     12% GROSS      0% GROSS      4% GROSS     8% GROSS     12% GROSS
 YEAR       PER YEAR     (-1.74% NET)  (2.26% NET)   (6.26% NET)  (10.26% NET)  (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)
------   --------------  ------------  -----------   -----------  ------------  ------------  -----------  -----------  ------------
   1        $ 20,800       $133,307      $133,307     $133,307     $  133,307      $17,303      $18,012      $ 18,773    $   19,553
   2        $ 21,632       $133,307      $133,307     $133,307     $  133,307      $16,946      $18,377      $ 19,864    $   21,471
   3        $ 22,497       $133,307      $133,307     $133,307     $  133,307      $16,568      $18,731      $ 21,071    $   23,597
   4        $ 23,397       $133,307      $133,307     $133,307     $  133,307      $16,166      $19,072      $ 22,344    $   26,013
   5        $ 24,333       $133,307      $133,307     $133,307     $  133,307      $15,736      $19,395      $ 23,685    $   28,684
   6        $ 25,306       $133,307      $133,307     $133,307     $  133,307      $15,275      $19,697      $ 25,096    $   31,635
   7        $ 26,319       $133,307      $133,307     $133,307     $  133,307      $15,236      $20,591      $ 27,401    $   35,977
   8        $ 27,371       $133,307      $133,307     $133,307     $  133,307      $14,535      $20,633      $ 28,713    $   39,293
   9        $ 28,466       $133,307      $133,307     $133,307     $  133,307      $13,807      $20,640      $ 30,077    $   42,932
  10        $ 29,605       $133,307      $133,307     $133,307     $  133,307      $13,048      $20,608      $ 31,497    $   46,929
  15        $ 36,019       $133,307      $133,307     $133,307     $  142,473      $ 8,683      $19,727      $ 39,510    $   73,820
  20        $ 43,822       $133,307      $133,307     $133,307     $  186,791      $ 2,795      $16,959      $ 49,181    $  116,744
  25        $ 53,317       $       (2)   $133,307     $133,307     $  256,568      $      (2)   $10,711      $ 60,658    $  184,581
  30        $ 64,868       $             $133,300(2)  $133,307     $  364,813      $            $      (2)   $ 74,418    $  291,850
  35        $ 78,922       $             $133,300     $133,307     $  535,261      $            $            $ 91,419    $  461,432
  40        $ 96,020       $             $133,300     $133,307     $  802,488      $            $            $114,843    $  729,534
  45        $116,824       $             $133,300     $160,874     $1,233,162      $            $            $150,349    $1,152,488

----------------

(1)  ILLUSTRATED VALUES ASSUME 2% STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF MAXIMUM MONTHLY COST OF
     INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE
     FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING
     CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN
     POLICY YEAR 22 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4% AND THE DEDUCTION OF MAXIMUM COST
     OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 30 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                                    DISCOVERY LIFE PLUS CONTRACT
                                                         FEMALE ISSUE AGE 55
                                                  $100,000 INITIAL PREMIUM PAYMENT
                                           USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                             DEATH BENEFIT                                      CASH SURRENDER VALUE
                         -----------------------------------------------------  ----------------------------------------------------
                                ASSUMING HYPOTHETICAL GROSS (AND NET)                  ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                  ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED    -----------------------------------------------------  ----------------------------------------------------
POLICY   AT 4% INTEREST    0% GROSS     4% GROSS      8% GROSS     12% GROSS      0% GROSS      4% GROSS     8% GROSS     12% GROSS
 YEAR       PER YEAR     (-1.74% NET)  (2.26% NET)   (6.26% NET)  (10.26% NET)  (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)
------   --------------  ------------  -----------   -----------  ------------  ------------  -----------  -----------  ------------
   1        $104,000       $357,468      $357,468     $357,468     $  357,468      $88,882       $ 92,648    $ 96,624    $100,600
   2        $108,160       $357,468      $357,468     $357,468     $  357,468      $87,766       $ 95,058    $102,640    $111,122
   3        $112,486       $357,468      $357,468     $357,468     $  357,468      $86,655       $ 97,674    $109,591    $122,654
   4        $116,986       $357,468      $357,468     $357,468     $  357,468      $85,548       $100,352    $116,999    $135,636
   5        $121,665       $357,468      $357,468     $357,468     $  357,468      $84,445       $103,091    $124,894    $150,239
   6        $126,532       $357,468      $357,468     $357,468     $  357,468      $83,348       $105,893    $133,307    $166,395
   7        $131,593       $357,468      $357,468     $357,468     $  357,468      $84,799       $112,123    $146,671    $189,968
   8        $136,857       $357,468      $357,468     $357,468     $  357,468      $82,825       $113,971    $154,920    $208,206
   9        $142,331       $357,468      $357,468     $357,468     $  357,468      $78,165       $115,850    $163,633    $228,194
  10        $148,024       $357,468      $357,468     $357,468     $  360,146      $72,919       $117,759    $172,836    $250,101
  15        $180,094       $357,468      $357,468     $357,468     $  510,236      $40,510       $127,788    $227,222    $395,532
  20        $219,112       $       (2)   $357,468     $357,468     $  731,873      $      (2)    $138,672    $298,723    $625,532
  25        $266,584       $             $357,468(2)  $432,003     $1,088,199      $             $150,482(2) $392,729    $989,271

----------------

(1)  ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF THE MONTHLY
     COST OF INSURANCE CHARGE IN ACCORDANCE WITH THE STANDARD EXPLAINED IN THE PROSPECTUS. THE CASH SURRENDER VALUES REFLECT THE
     CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE
     ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 20 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS
     MADE. BASED ON A GROSS RETURN OF 4%, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 33 UNLESS AN ADDITIONAL PREMIUM PAYMENT
     WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                T-3



                                           DISCOVERY LIFE PLUS CONTRACT
                                               FEMALE ISSUE AGE 55
                                         $100,000 INITIAL PREMIUM PAYMENT
                                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)
                                             DEATH BENEFIT                                      CASH SURRENDER VALUE
                         -----------------------------------------------------  ----------------------------------------------------
                                ASSUMING HYPOTHETICAL GROSS (AND NET)                  ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                  ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED    -----------------------------------------------------  ----------------------------------------------------
POLICY   AT 4% INTEREST    0% GROSS     4% GROSS      8% GROSS     12% GROSS      0% GROSS      4% GROSS     8% GROSS     12% GROSS
 YEAR       PER YEAR     (-1.74% NET)  (2.26% NET)   (6.26% NET)  (10.26% NET)  (-1.74% NET)  (2.26% NET)  (6.26% NET)  (10.26% NET)
------   --------------  ------------  -----------   -----------  ------------  ------------  -----------  -----------  ------------
   1        $104,000       $357,468      $357,468     $357,468     $  357,468      $87,705      $91,352      $ 95,325    $ 99,299
   2        $108,160       $357,468      $357,468     $357,468     $  357,468      $85,258      $92,544      $100,125    $108,394
   3        $112,486       $357,468      $357,468     $357,468     $  357,468      $82,660      $93,670      $105,595    $118,472
   4        $116,986       $357,468      $357,468     $357,468     $  357,468      $79,905      $94,692      $111,370    $130,091
   5        $121,665       $357,468      $357,468     $357,468     $  357,468      $76,975      $95,591      $117,464    $142,995
   6        $126,532       $357,468      $357,468     $357,468     $  357,468      $73,838      $96,334      $123,882    $157,334
   7        $131,593       $357,468      $357,468     $357,468     $  357,468      $72,626      $99,870      $134,662    $178,627
   8        $136,857       $357,468      $357,468     $357,468     $  357,468      $68,095      $99,128      $140,478    $194,878
   9        $142,331       $357,468      $357,468     $357,468     $  357,468      $63,261      $98,059      $146,476    $212,816
  10        $148,024       $357,468      $357,468     $357,468     $  357,468      $58,068      $96,610      $152,651    $232,661
  15        $180,094       $357,468      $357,468     $357,468     $  473,866      $25,607      $82,375      $186,953    $367,338
  20        $219,112       $       (2)   $357,468     $357,468     $  679,461      $      (2)   $47,533      $228,114    $580,735
  25        $266,584       $             $       (2)  $357,468     $1,009,765      $            $      (2)   $278,031    $917,968

----------------

(1)  ILLUSTRATED VALUES ASSUME NO DEDUCTION FOR STATE AND/OR LOCAL PREMIUM TAXES, NO CONTRACT LOAN, AND THE DEDUCTION OF MAXIMUM
     MONTHLY COST OF INSURANCE CHARGES. THE CASH SURRENDER VALUES REFLECT THE CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO
     SURRENDERS WITHIN THE FIRST 6 CONTRACT YEARS. THE FACE AMOUNT IS BASED UPON THE ASSUMPTION THAT AT ISSUANCE THE FIXED-RATE
     OPTION IS NOT BEING CREDITED MORE THAN 6%.

(2)  BASED ON A GROSS RETURN OF 0% AND THE DEDUCTION OF MAXIMUM COST OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN
     POLICY YEAR 18 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE. BASED ON A GROSS RETURN OF 4% AND THE DEDUCTION OF MAXIMUM COST
     OF INSURANCE CHARGES, THE CONTRACT WOULD GO INTO DEFAULT IN POLICY YEAR 24 UNLESS AN ADDITIONAL PREMIUM PAYMENT WAS MADE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


WHEN PROCEEDS ARE PAID

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life of New Jersey may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the Contract in excess of the face amount if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

REPORTS TO CONTRACT OWNERS

Once each Contract year, Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult with a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life of New Jersey believes the current laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws, regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Section 7702 of the Code and as long as the underlying investments for the Contract satisfies diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Pruco Life of New Jersey believes that the Contract meets these definitional and diversification requirements and accordingly will be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Pruco Life of New Jersey intends to comply with final regulations issued under Sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code provides rules regarding the federal income tax treatment of loans and other pre-death distributions from the Contract if issued after June 20, 1988. It provides that, with respect to life insurance policies issued after June 20, 1988, which, like the Contract, provide for the payment of premiums faster than would be allowed under a policy providing for paid-up insurance after the payment of seven level annual premiums: (1) policy loans are treated as distributions; (2) all distributions from the policy before the death of the insured are generally includible in gross income on an income first basis (i.e., distributions are includible in income to the extent the Contract fund exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income). In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 591?@2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

Section 7702A does not change the treatment of death benefit proceeds under the Contract. Accordingly, as stated previously, such amounts are excludible from the gross income of the beneficiary. Also, Section 7702A does not change the general rule that a Contract owner is not taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation, unless amounts are distributed.

WITHHOLDING. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a) of the Code. In addition, designation of a beneficiary who is either 371?@2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance, and other taxes due if the owner or insured dies.

Deductions for interest paid or accrued on Contract debt or on other loans incurred or continued to purchase or carry the Contract will be disallowed under
Section 264 of the Code. For business-owned life insurance, Section 264(a)(1) of the Code also precludes business Contract owners from deducting premium payments. The code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE OF NEW JERSEY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life of New Jersey's general assets. Sometimes this is referred to as Pruco Life of New Jersey's general account, which consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third Contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 7). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS AREPAID, page
15).

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life of New Jersey is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life of New Jersey will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life of New Jersey will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life of New Jersey instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life of New Jersey will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life of New Jersey reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, New Jersey 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. The maximum commission that will be paid to the representative is 3% of the premium received, and the amount paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 5.5% of the premium. The representative may be required to return all or part of the first year commission if the Contract is not continued through the first year. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include the amounts derived from the mortality and expense risk charge, described in Item 5 under Charges, page 9.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life of New Jersey may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date, Pruco Life of New Jersey will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life of New Jersey will pay no more under the Contract than the sum of the premiums paid.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to another insurance company without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at its Home Office.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a wide variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life of New Jersey's office. The address and telephone number are set forth on the cover of this prospectus.

EXPERTS

The financial statements included in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for years ended December 31, 1995 and December 31, 1994 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Pruco Life of New Jersey. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Paul A. Haley, FSA, MAAA, CLU, ChFC, Vice President and Assistant Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life of New Jersey (the "Company") alleging that the Company and its agents engaged in improper life insurance sales practices. The Prudential Insurance Company of America has agreed to indemnify the Company for losses, if any, resulting from such litigation. No other significant litigation is being brought against the Company that would have a material effect on its financial position.

FINANCIAL STATEMENTS

The financial statements of Pruco Life of New Jersey included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past5 years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

WILLIAM M. BETHKE, Director.--President, Prudential Capital Markets Group since 1992.

IRA J. KLEINMAN, Director.--Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select; Prior to 1993: Senior Vice President of Prudential.

MENDEL A. MELZER, Director.--Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, Prudential Investment Corporation.

ESTHER H. MILNES, President and Director.--Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services; Prior to 1993: Vice President and Associate Actuary of Prudential.

I. EDWARD PRICE, Vice Chairman and Director.--Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of Prudential.

WILLIAM F. YELVERTON, Chairman and Director.--Chief Executive Officer, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, New York Life Worldwide.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer.--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

LINDA S. DOUGHERTY, Vice President, Comptroller and Chief Accounting Officer.--Vice President and Comptroller, Prudential Individual Insurance Group since 1997; Prior to 1997: Vice President, Accounting, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President.--Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996: Vice President, Credit Card Division, Chase Manhatten Bank; prior to 1995: Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer.--Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission.

FRANK P. MARINO, Senior Vice President.--Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

MARIO A. MOSSE, Senior Vice President.--Vice President, Annuity Services, Prudential Investments since 1996; Prior to 1996, Vice President, Chase Manhattan Bank.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary.--Vice President and Associate Actuary, Prudential.

KAREN L. SHAPIRO, Senior Vice President.--Vice President, Prudential Individual Insurance Group since 1996; Vice President and Associate General Counsel, Prudential Securities Incorporated 1993 to 1996; Prior to 1993: Senior Associate with Shaw, Pittman, Potts and Trowbridge.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.


* SUBSIDIARY OF PRUDENTIAL

                      (This page intentionally left blank.)

                            FINANCIAL STATEMENTS OF
         PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $    2,045,168  $    3,024,788  $    7,236,867  $   11,043,855  $   17,041,765
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $    1,968,695  $    3,019,330  $    7,244,748  $   10,983,103  $   16,761,298
  Equity of Pruco Life Insurance Company of New
    Jersey........................................          76,473           5,458          (7,881)         60,752         280,467
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $    2,045,168  $    3,024,788  $    7,236,867  $   11,043,855  $   17,041,765
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Number of Contract owner units outstanding......   1,177,871.876   1,328,433.465   1,727,634.159   3,600,191.091   6,360,106.702
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Unit Value......................................  $      1.67140  $      2.27285  $      4.19345  $      3.05070  $      2.63538
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $      104,053  $      194,018  $      165,956  $      328,708  $      674,390
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4B]..............          24,781          37,907          84,699         134,656         207,116
  Reimbursement for excess expenses [Note 4C].....            (846)         (1,493)         (7,465)        (27,191)        (33,255)
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................          23,935          36,414          77,234         107,465         173,861
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................          80,118         157,604          88,722         221,243         500,529
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0         646,721       1,042,553       1,042,887
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................               0          14,389         228,498         221,247         214,639
  Net unrealized gain (loss) on investments.......               0         (73,579)        117,818        (203,564)         60,028
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................               0         (59,190)        993,037       1,060,236       1,317,554
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $       80,118  $       98,414  $    1,081,759  $    1,281,479  $    1,818,083
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A1



                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY         NATURAL
                                                         2000            BOND           INDEX           INCOME        RESOURCES
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $      299,926  $    1,652,542  $    1,054,870  $    1,181,173  $      589,162
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $      298,590  $    1,650,264  $    1,077,891  $    1,193,080  $      591,773
  Equity of Pruco Life Insurance Company of New
    Jersey                                                   1,336           2,278         (23,021)        (11,907)         (2,611)
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $      299,926  $    1,652,542  $    1,054,870  $    1,181,173  $      589,162
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Number of Contract owner units outstanding           117,666.423     808,168.711     372,544.529     395,490.458     209,356.864
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
  Unit Value                                        $      2.53760  $      2.04198  $      2.89332  $      3.01671  $      2.82662
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------


                                                                                         ZERO
                                                                                        COUPON
                                                                      GOVERNMENT         BOND
                                                        GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $      845,703  $      170,205  $      115,536
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $      829,167  $      164,792  $       94,421
  Equity of Pruco Life Insurance Company of New
    Jersey                                                  16,536           5,413          21,115
                                                    --------------  --------------  --------------
                                                    $      845,703  $      170,205  $      115,536
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
  Number of Contract owner units outstanding           635,021.789      95,303.685      46,458.853
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
  Unit Value                                        $      1.30573  $      1.72912  $      2.03235
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                         ZERO
                                                        COUPON           HIGH
                                                         BOND           YIELD           STOCK           EQUITY
                                                         2000            BOND           INDEX           INCOME
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $       13,240  $      156,769  $       16,189  $       37,911
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4B]                         3,899          20,360          10,731          13,869
  Reimbursement for excess expenses [Note 4C]                 (359)              0               0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                                 3,540          20,360          10,731          13,869
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                                 9,700         136,409           5,458          24,042
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0               0          11,410          37,439
  Realized gain (loss) on shares redeemed
    [average cost basis]                                     1,347          (1,765)         45,690          33,765
  Net unrealized gain (loss) on investments                (11,192)         21,477         101,882         106,009
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                              (9,845)         19,712         158,982         177,213
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $         (145) $      156,121  $      164,440  $      201,255
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------


                                                                                                         ZERO
                                                                                                        COUPON
                                                       NATURAL                        GOVERNMENT         BOND
                                                      RESOURCES         GLOBAL          INCOME           2005
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $        2,761  $       20,675  $       10,891  $        5,731
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4B]                         4,796           9,410           2,110           1,326
  Reimbursement for excess expenses [Note 4C]                    0               0               0            (137)
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                                 4,796           9,410           2,110           1,189
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                                (2,035)         11,265           8,781           4,542
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                      55,713          13,311               0           1,247
  Realized gain (loss) on shares redeemed
    [average cost basis]                                    10,746          16,057             144           1,156
  Net unrealized gain (loss) on investments                 25,357          86,388          (7,299)         (8,307)
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                              91,816         115,756          (7,155)         (5,904)
                                                    --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $       89,781  $      127,021  $        1,626  $       (1,362)
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A2

                            FINANCIAL STATEMENTS OF
         PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $      257,535  $      189,463
                                                    --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $      241,216  $      197,586
  Equity of Pruco Life Insurance Company of New
    Jersey........................................          16,319          (8,123)
                                                    --------------  --------------
                                                    $      257,535  $      189,463
                                                    --------------  --------------
                                                    --------------  --------------
  Number of Contract owner units outstanding......     171,526.346     140,454.667
                                                    --------------  --------------
                                                    --------------  --------------
  Unit Value......................................  $      1.40629  $      1.40676
                                                    --------------  --------------
                                                    --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                                        SMALL
                                                      PRUDENTIAL    CAPITALIZATION
                                                       JENNISON         STOCK
                                                    --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $          524  $        1,069
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 4A and 4B]..............           2,798           1,661
  Reimbursement for excess expenses [Note 4C].....               0               0
                                                    --------------  --------------
NET EXPENSES......................................           2,798           1,661
                                                    --------------  --------------
NET INVESTMENT INCOME (LOSS)......................          (2,274)           (592)
                                                    --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0           2,969
  Realized gain (loss) on shares redeemed
    [average cost basis]..........................          19,426           8,078
  Net unrealized gain (loss) on investments.......           6,197           8,362
                                                    --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................          25,623          19,409
                                                    --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $       23,349  $       18,817
                                                    --------------  --------------
                                                    --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A3

                     (This page intentionally left blank.)

                                       A4

                            FINANCIAL STATEMENTS OF
         PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                               SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                                          MONEY                                        DIVERSIFIED
                                                          MARKET                                           BOND
                                      ----------------------------------------------  ----------------------------------------------
                                           1996            1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)......  $       80,118  $      100,770  $       63,182  $      157,604  $      167,368  $     155,075
  Capital gains distributions
    received........................               0               0               0               0           6,914          7,032
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............               0               0               0          14,389           8,909          1,263
  Net unrealized gain (loss) on
    investments.....................               0               0               0         (73,579)        351,648       (320,009)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........          80,118         100,770          63,182          98,414         534,839       (156,639)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]..........................        (671,181)        263,890        (244,736)       (222,850)       (277,174)      (767,709)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]..........................          73,753          (3,810)        (31,990)         (2,737)         (5,203)        (4,966)
                                      --------------  --------------  --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................        (517,310)        360,850        (213,544)       (127,173)        252,462       (929,314)

NET ASSETS:
  Beginning of year.................       2,562,478       2,201,628       2,415,172       3,151,961       2,899,499      3,828,813
                                      --------------  --------------  --------------  --------------  --------------  -------------
  End of year.......................  $    2,045,168  $    2,562,478  $    2,201,628  $    3,024,788  $    3,151,961  $   2,899,499
                                      --------------  --------------  --------------  --------------  --------------  -------------
                                      --------------  --------------  --------------  --------------  --------------  -------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A5

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                                                         FLEXIBLE
                                                          EQUITY                         MANAGED
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $       88,722  $       57,796  $       58,894  $      221,243
  Capital gains distributions
    received                                 646,721         229,686         215,201       1,042,553
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     228,498         166,736         104,549         221,247
  Net unrealized gain (loss) on
    investments                              117,818       1,063,119        (293,926)       (203,564)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                1,081,759       1,517,337          84,718       1,281,479
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]                                  (379,318)       (190,256)        (94,354)     (1,020,555)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                   (45,449)         36,853          (6,951)         30,020
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     656,992       1,363,934         (16,587)        290,944

NET ASSETS:
  Beginning of year                        6,579,875       5,215,941       5,232,528      10,752,911
                                      --------------  --------------  --------------  --------------
  End of year                         $    7,236,867  $    6,579,875  $    5,215,941  $   11,043,855
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                       CONSERVATIVE
                                                                                         BALANCED
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $      222,891  $      180,874  $      500,529  $      495,383  $      412,567
  Capital gains distributions
    received                                 449,666         289,966       1,042,887         558,781         180,224
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                     224,877          77,644         214,639         362,614         136,852
  Net unrealized gain (loss) on
    investments                            1,269,373        (990,977)         60,028       1,094,057      (1,089,272)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                2,166,807        (442,493)      1,818,083       2,510,835        (359,629)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]                                (1,372,071)       (308,218)     (1,492,000)     (2,824,644)     (1,263,406)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                     2,167        (134,119)        262,861         (34,268)         (6,607)
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     796,903        (884,830)        588,944        (348,077)     (1,629,642)
NET ASSETS:
  Beginning of year                        9,956,008      10,840,838      16,452,821      16,800,898      18,430,540
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $   10,752,911  $    9,956,008  $   17,041,765  $   16,452,821  $   16,800,898
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A6

                            FINANCIAL STATEMENTS OF
         PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                               SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                                       ZERO COUPON                                         HIGH
                                                           BOND                                           YIELD
                                                           2000                                            BOND
                                      ----------------------------------------------  ----------------------------------------------
                                           1996            1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)......  $        9,700  $       11,454  $       14,999  $      136,409  $      140,050  $     104,022
  Capital gains distributions
    received........................               0          12,977             506               0               0              0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............           1,347           5,577           3,691          (1,765)         (4,446)        (4,705)
  Net unrealized gain (loss) on
    investments.....................         (11,192)         30,792         (46,137)         21,477          71,255       (148,585)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........            (145)         60,800         (26,941)        156,121         206,859        (49,268)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]..........................         (44,303)         20,698         (46,949)        (70,031)        175,799        (69,722)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]..........................          (2,158)         (3,333)          1,193           1,391           1,447           (777)
                                      --------------  --------------  --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................         (46,606)         78,165         (72,697)         87,481         384,105       (119,767)

NET ASSETS:
  Beginning of year.................         346,532         268,367         341,064       1,565,061       1,180,956      1,300,723
                                      --------------  --------------  --------------  --------------  --------------  -------------
  End of year.......................  $      299,926  $      346,532  $      268,367  $    1,652,542  $    1,565,061  $   1,180,956
                                      --------------  --------------  --------------  --------------  --------------  -------------
                                      --------------  --------------  --------------  --------------  --------------  -------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A7

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                          STOCK                           EQUITY
                                                          INDEX                           INCOME
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $        5,458  $        5,799  $        5,923  $       24,042
  Capital gains distributions
    received                                  11,410           4,961             800          37,439
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                      45,690          20,663          26,101          33,765
  Net unrealized gain (loss) on
    investments                              101,882         131,836         (33,405)        106,009
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                  164,440         163,259            (581)        201,255
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]                                   173,470         100,961         (89,546)       (102,250)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                   (20,762)        (32,188)        (23,885)        (29,880)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     317,148         232,032        (114,012)         69,125

NET ASSETS:
  Beginning of year                          737,722         505,690         619,702       1,112,048
                                      --------------  --------------  --------------  --------------
  End of year                         $    1,054,870  $      737,722  $      505,690  $    1,181,173
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                         NATURAL
                                                                                        RESOURCES
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $       26,640  $       16,741  $       (2,035) $          225  $         (734)
  Capital gains distributions
    received                                  46,824          37,048          55,713          14,350           6,890
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                       7,776          12,270          10,746          12,359           3,595
  Net unrealized gain (loss) on
    investments                               85,258         (62,466)         25,357          47,533         (28,200)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                  166,498           3,593          89,781          74,467         (18,449)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]                                   222,468          92,943         243,946        (134,408)         69,185
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                    18,457          (5,084)        (53,149)         30,885           9,118
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     407,423          91,452         280,578         (29,056)         59,854
NET ASSETS:
  Beginning of year                          704,625         613,173         308,584         337,640         277,786
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $    1,112,048  $      704,625  $      589,162  $      308,584  $      337,640
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A8

                            FINANCIAL STATEMENTS OF
         PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                               SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                                                                                        GOVERNMENT
                                                         GLOBAL**                                         INCOME
                                      ----------------------------------------------  ----------------------------------------------
                                           1996            1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)......  $       11,265  $        3,066  $         (604) $        8,781  $       10,421  $      13,163
  Capital gains distributions
    received........................          13,311          11,123              35               0               0              0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............          16,057           5,316               0             144            (889)        (1,648)
  Net unrealized gain (loss) on
    investments.....................          86,388          30,138         (20,456)         (7,299)         27,507        (30,859)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........         127,021          49,643         (21,025)          1,626          37,039        (19,344)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]..........................          62,567         290,860         324,291         (16,098)        (80,153)      (103,004)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]..........................          14,160         (39,696)         37,882           1,190         (21,183)        13,379
                                      --------------  --------------  --------------  --------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................         203,748         300,807         341,148         (13,282)        (64,297)      (108,969)

NET ASSETS:
  Beginning of year.................         641,955         341,148               0         183,487         247,784        356,753
                                      --------------  --------------  --------------  --------------  --------------  -------------
  End of year.......................  $      845,703  $      641,955  $      341,148  $      170,205  $      183,487  $     247,784
                                      --------------  --------------  --------------  --------------  --------------  -------------
                                      --------------  --------------  --------------  --------------  --------------  -------------
                                                       **Commenced
                                                         Business
                                                        on 5/1/94

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                       A9

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                       ZERO COUPON
                                                           BOND                         PRUDENTIAL
                                                           2005                         JENNISON*
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $        4,542  $        4,414  $        5,177  $       (2,274)
  Capital gains distributions
    received                                   1,247           2,195              27               0
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                       1,156           7,462           8,733          19,426
  Net unrealized gain (loss) on
    investments                               (8,307)         13,800         (27,609)          6,197
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                   (1,362)         27,871         (13,672)         23,349
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]                                   (11,155)        (15,081)        (55,758)         (8,785)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                    16,343            (898)         (3,099)          2,584
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       3,826          11,892         (72,529)         17,148

NET ASSETS:
  Beginning of year                          111,710          99,818         172,347         240,387
                                      --------------  --------------  --------------  --------------
  End of year                         $      115,536  $      111,710  $       99,818  $      257,535
                                      --------------  --------------  --------------
                                      --------------  --------------  --------------
                                                                                      --------------
                                                                                      --------------
                                                                                        *Commenced
                                                                                         Business
                                                                                        on 5/1/95


                                                                  SMALL
                                                              CAPITALIZATION
                                                                  STOCK*
                                                      ------------------------------

                                           1995            1996            1995
                                      --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $         (855) $         (592) $         (153)
  Capital gains distributions
    received                                       0           2,969           1,003
  Realized gain (loss) on shares
    redeemed
    [average cost basis]                         (81)          8,078               0
  Net unrealized gain (loss) on
    investments                                8,465           8,362           4,644
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                    7,529          18,817           5,494
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 6]                                   221,057          76,342          95,349
                                      --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 7]                                    11,801         (19,680)         13,141
                                      --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     240,387          75,479         113,984
NET ASSETS:
  Beginning of year                                0         113,984               0
                                      --------------  --------------  --------------
  End of year                         $      240,387  $      189,463  $      113,984

                                      --------------  --------------  --------------
                                      --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A14.

                                      A10

                        NOTES TO FINANCIAL STATEMENTS OF
         PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1:  GENERAL

Pruco Life of New Jersey Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on ex-dividend date.

Equity of Pruco Life Insurance Company of New Jersey--Pruco Life of New Jersey maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Pruco Life of New Jersey monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life of New Jersey may owe an amount to the Account, which is reflected in Pruco Life of New Jersey's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

                                      A11

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                                     PORTFOLIOS
                    ----------------------------------------------------------------------------
                        MONEY       DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                       MARKET          BOND           EQUITY         MANAGED         BALANCED
                    -------------  -------------  --------------  --------------  --------------
Number of shares:         204,517        273,355         268,381         620,873       1,098,260
Net asset value
per share:          $    10.00000  $    11.06543  $     26.96489  $     17.78763  $     15.51706
Cost:               $   2,045,168  $   2,931,703  $    5,557,632  $    9,637,394  $   15,141,419


                                               PORTFOLIOS (CONTINUED)
                    ----------------------------------------------------------------------------
                        ZERO
                       COUPON          HIGH
                        BOND           YIELD          STOCK           EQUITY         NATURAL
                        2000           BOND           INDEX           INCOME        RESOURCES
                    -------------  -------------  --------------  --------------  --------------
Number of shares:          23,220        210,047          44,425          63,813          29,808
Net asset value
per share:          $    12.91693  $     7.86749  $     23.74471  $     18.50982  $     19.76541
Cost:               $     287,618  $   1,719,955  $      781,948  $    1,009,719  $      523,418

                                               PORTFOLIOS (CONTINUED)
                    ----------------------------------------------------------------------------
                                                       ZERO
                                                      COUPON                          SMALL
                                    GOVERNMENT         BOND         PRUDENTIAL    CAPITALIZATION
                       GLOBAL         INCOME           2005          JENNISON         STOCK
                    -------------  -------------  --------------  --------------  --------------
Number of shares:          47,366         15,168           9,428          17,980          13,737
Net asset value
per share:          $    17.85474  $    11.22109  $     12.25430  $     14.32319  $     13.79187
Cost:               $     749,632  $     174,094  $      109,864  $      242,872  $      176,456

NOTE 4:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that Contract holders may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Pruco Life of New Jersey was $402,978.

B.  Administration Charges

    The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Administration charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For 1996, the amount of these charges paid to Pruco Life of New Jersey was $157,141.

C.  Expense Reimbursement

    Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced and Zero Coupon Bond 2000 Portfolios of the Series Fund. In addition, the Account is reimbursed by Pruco Life of New Jersey on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio. For 1996, the amount of these reimbursements totaled $70,746.

D.  Deferred Sales Charge

    Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to
    compensate    Pruco   Life   of    New   Jersey   for    sales   and   other

                                      A12
    marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the sixth year of the Contract. No sales charge will be imposed on death benefits. For 1996, the amount of these charges paid to Pruco Life of New Jersey was $2,163.

NOTE 5:  TAXES

Pruco Life of New Jersey is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Pruco Life of New Jersey. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

Contract owner activity in the subaccounts of the Account, for the year ended December 31, 1996, was as follows:

                                                  SUBACCOUNTS
                --------------------------------------------------------------------------------
                    MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                    MARKET           BOND           EQUITY           MANAGED         BALANCED
                --------------  --------------  ---------------  ---------------  --------------
Contract Owner
Contributions,
net:            $    1,104,334  $       98,710  $       749,403  $       550,894  $      677,265
Contract Owner
Redemptions:    $   (1,942,106) $     (206,768) $    (1,066,410) $    (1,376,773) $   (2,048,355)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $      166,591  $     (114,792) $       (62,311) $      (194,676) $     (120,910)


                                            SUBACCOUNTS (CONTINUED)
                --------------------------------------------------------------------------------
                     ZERO
                    COUPON           HIGH
                     BOND           YIELD            STOCK           EQUITY          NATURAL
                     2000            BOND            INDEX           INCOME         RESOURCES
                --------------  --------------  ---------------  ---------------  --------------
Contract Owner
Contributions,
net:            $        3,434  $      121,562  $       204,156  $       235,549  $      117,604
Contract Owner
Redemptions:    $      (45,148) $     (211,410) $      (295,534) $      (303,270) $      (62,480)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $       (2,589) $       19,817  $       264,848  $       (34,529) $      188,822

                                            SUBACCOUNTS (CONTINUED)
                --------------------------------------------------------------------------------
                                                     ZERO
                                                    COUPON                            SMALL
                                  GOVERNMENT         BOND          PRUDENTIAL     CAPITALIZATION
                    GLOBAL          INCOME           2005           JENNISON          STOCK
                --------------  --------------  ---------------  ---------------  --------------
Contract Owner
Contributions,
net:            $      130,796  $        4,701  $        17,409  $       250,131  $      113,169
Contract Owner
Redemptions:    $     (209,358) $      (11,314) $       (19,513) $      (272,256) $     (107,112)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $      141,129  $       (9,485) $        (9,051) $        13,340          70,285

NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) Account.

                                      A13

NOTE 8:  UNIT ACTIVITY

Transactions in units (including transfers among subaccounts), for the year ended December 31, 1996, were as follows:

                                                           SUBACCOUNTS
                  ---------------------------------------------------------------------------------------------
                        MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                       MARKET              BOND              EQUITY             MANAGED           BALANCED
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:          770,463.206         44,945.176        193,180.694        195,494.663        275,196.277
Contract Owner
Redemptions:         (1,186,528.661)      (144,478.958)      (294,416.910)      (548,496.946)      (869,449.404)


                                                     SUBACCOUNTS (CONTINUED)
                  ---------------------------------------------------------------------------------------------
                        ZERO
                       COUPON              HIGH
                        BOND               YIELD              STOCK             EQUITY             NATURAL
                        2000               BOND               INDEX             INCOME            RESOURCES
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:            1,386.569         73,459.564        175,960.495         84,060.417        114,750.436
Contract Owner
Redemptions:            (19,752.339)      (107,775.429)      (112,058.922)      (123,885.778)       (23,154.417)

                                                     SUBACCOUNTS (CONTINUED)
                  ---------------------------------------------------------------------------------------------
                                                              ZERO
                                                             COUPON                                 SMALL
                                        GOVERNMENT            BOND            PRUDENTIAL       CAPITALIZATION
                       GLOBAL             INCOME              2005             JENNISON             STOCK
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:          225,664.073          2,764.920          9,007.283        191,489.532        136,383.183
Contract Owner
Redemptions:           (173,474.487)       (12,256.635)       (13,949.962)      (205,417.047)       (81,878.579)

NOTE 9:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                       PORTFOLIOS
                    --------------------------------------------------------------------------------
                        MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                        MARKET           BOND           EQUITY           MANAGED         BALANCED
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $      814,000  $       11,000  $       374,000  $       122,000  $       75,000
Sales.............  $   (1,424,000) $     (273,000) $      (876,000) $    (1,220,000) $   (1,478,000)


                                                 PORTFOLIOS (CONTINUED)
                    --------------------------------------------------------------------------------
                         ZERO
                        COUPON           HIGH
                         BOND           YIELD            STOCK           EQUITY          NATURAL
                         2000            BOND            INDEX           INCOME         RESOURCES
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $         0.00  $       66,000  $       359,000  $       147,000  $      253,000
Sales.............  $      (50,000) $     (155,000) $      (182,000) $      (293,000) $      (67,000)

                                                 PORTFOLIOS (CONTINUED)
                    --------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON                            SMALL
                                      GOVERNMENT         BOND          PRUDENTIAL     CAPITALIZATION
                        GLOBAL          INCOME           2005           JENNISON          STOCK
                    --------------  --------------  ---------------  ---------------  --------------
For the year ended
December 31, 1996
Purchases.........  $      267,000  $         0.00  $        13,000  $       259,000  $      169,000
Sales.............  $     (195,000) $      (18,000) $        (9,000) $      (268,000) $     (114,000)

                                      A14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Pruco Life of New Jersey Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Subaccount, Diversified Bond Subaccount, Equity Subaccount, Flexible Managed Subaccount, Conservative Balanced Subaccount, Zero Coupon Bond 2000 Subaccount, High Yield Bond Subaccount, Stock Index Subaccount, Equity Income Subaccount, Natural Resources Subaccount, Global Subaccount, Government Income Subaccount, Zero Coupon Bond 2005 Subaccount, Prudential Jennison Subaccount and Small Capitalization Stock Subaccount of Pruco Life of New Jersey Single Premium Variable Life Account at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

                                      A15

INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life of New Jersey Single
Premium Variable Life Account and the
Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey


We have audited the accompanying statements of changes in net assets of Pruco Life of New Jersey Single Premium Variable Life Account of Pruco Life Insurance Company of New Jersey (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life of New Jersey Single Premium Variable Life Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A16

                      See Notes to the Financial Statements

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        STATEMENTS OF FINANCIAL POSITION

                                                               DECEMBER 31,
                                                          1996          1995
                                                       ----------    ----------
                                                                (000'S)
ASSETS
Fixed maturities - Available for sale                  $  555,898    $  513,433
Policy loans                                              113,918        98,194
Short term investments                                     17,002        45,308
                                                       ----------    ----------
               Total invested assets                      686,818       656,935
                                                       ----------    ----------
Cash                                                        3,928          --
Deferred policy acquisition costs                         106,965        96,031
Premiums due                                                  401           344
Accrued investment income                                  12,908        11,579
Receivable from affiliates                                   --           3,616
Federal income tax receivable                                --              69
Other assets                                                1,335           281
Separate Account assets                                   883,261       789,427
                                                       ----------    ----------
TOTAL ASSETS                                           $1,695,616    $1,558,282
                                                       ==========    ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits and other policyholders'        $  100,663    $   92,045
 liabilities
Policyholders' account balances                           375,448       375,193
Federal income tax payable                                  1,970          --
Deferred federal income tax payable                        24,175        23,809
Payable to affiliate                                        6,059         5,375
Other liabilities                                          11,990         6,279
Separate Account liabilities                              880,065       787,566
                                                       ----------    ----------
TOTAL LIABILITIES                                       1,400,370     1,290,267
                                                       ----------    ----------
CONTINGENCIES - NOTE 9
STOCKHOLDER'S EQUITY
Common Stock, $5 par value;
        400,000 shares,
        authorized; issued and
        outstanding at December 31, 1996 and 1995           2,000         2,000
Paid-in-capital                                           125,000       125,000
Net unrealized investment gains (less deferred income       2,032         6,588
tax)
Retained earnings                                         166,214       134,427
                                                       ----------    ----------
TOTAL STOCKHOLDER'S EQUITY                                295,246       268,015
                                                       ----------    ----------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY                                   $1,695,616    $1,558,282
                                                       ==========    ==========

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            STATEMENTS OF OPERATIONS

                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                    1996      1995      1994
                                                  ----------------------------
                                                             (000'S)
REVENUES

Premiums                                          $  1,345  $  1,042  $  1,869
Policy charges and fee income                       58,571    59,515    55,021
Net investment income                               43,784    43,530    42,357
Realized investment gains(losses)                    1,221     3,592    (8,310)
Other income                                         4,047     3,900     3,201
                                                  ----------------------------

TOTAL REVENUES                                     108,968   111,579    94,138
                                                  ----------------------------

BENEFITS AND EXPENSES

Policyholders' benefits                             28,653    26,331    22,788
Interest credited to policyholders' account         20,069    21,364    22,151
  balances
Other operating costs and expenses                  12,848    21,881    23,716
                                                  ----------------------------

TOTAL BENEFITS AND EXPENSES                         61,570    69,576    68,655
                                                  ----------------------------

Income before income tax provision                  47,398    42,003    25,483

Income tax provision                                15,611    15,002     9,483
                                                  ----------------------------

NET INCOME                                        $ 31,787  $ 27,001  $ 16,000
                                                  ============================

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                              YEAR ENDED
                                                              DECEMBER 31,
                                                      1996       1995        1994
                                                   --------------------------------
                                                                (000'S)
COMMON STOCK

Balance, beginning of year                         $   2,000   $   2,000   $  2,000
Issued during year                                      --          --         --
                                                   --------------------------------

Balance, end of year                                   2,000       2,000      2,000
                                                   --------------------------------

PAID IN CAPITAL

Balance, beginning of year                           125,000     125,000    125,000
Paid in during year                                     --          --         --
                                                   --------------------------------

Balance, end of year                                 125,000     125,000    125,000
                                                   --------------------------------

NET UNREALIZED INVESTMENT GAINS (LESS DEFERRED
     INCOME TAX)

Balance, beginning of year                             6,588        --         --
Adoption of SFAS 115                                    --       (11,189)      --
Net change in unrealized investment gains(losses)     (4,556)     17,777       --
                                                   --------------------------------

Balance, end of year                                   2,032       6,588       --
                                                   --------------------------------

RETAINED EARNINGS

Balance, beginning of year                           134,427     107,426     91,426
Net income                                            31,787      27,001     16,000
                                                   --------------------------------

Balance, end of year                                 166,214     134,427    107,426
                                                   --------------------------------

TOTAL STOCKHOLDER'S EQUITY                         $ 295,246   $ 268,015   $234,426
                                                   ================================

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            STATEMENTS OF CASH FLOWS

                                                                               YEAR ENDED
                                                                               DECEMBER 31,
                                                                      1996        1995        1994
                                                                    ---------------------------------
                                                                                 (000'S)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                          $  31,787   $  27,001   $  16,000
Adjustments to reconcile net income to net cash from
     operating activities:
     Increase in future policy benefits and other policyholders'        8,618         900       3,936
       liabilities
     General account policy fee income                                 (9,963)    (11,931)     (7,744)
     Interest credited to policyholders' account balances              20,069      21,364      22,151
     Net decrease (increase) in Separate Accounts                      (1,335)        260        (310)
     Net realized investment (gains)losses                             (1,221)     (3,592)      8,310
     Amortization and other non-cash items                              8,908      (6,839)      3,778
     Change in:
         Accrued investment income                                     (1,329)       (317)       (679)
         Premiums due                                                     (57)         41          26
         Receivable from affiliates                                     3,616      (1,789)       (132)
         Deferred policy acquisition costs                            (10,934)      9,074       4,727
         Other assets                                                    (985)      1,287       2,759
         Payable to affiliate                                             684         807      (3,798)
         Federal income tax payable                                     1,970       8,328      (7,869)
         Deferred federal income tax payable                              366       3,460      (1,183)
         Other liabilities                                              5,711        (304)      2,988
                                                                    ---------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES                                   55,905      47,750      42,960
                                                                    ---------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
             Held to maturity                                            --          --       705,888
             Available for sale                                       901,775     553,681        --
     Payments for the purchase of:
         Fixed maturities:
             Held to maturity                                            --          --      (658,008)
             Available for sale                                      (956,483)   (522,757)       --
     Policy loans                                                     (15,724)    (12,917)    (15,511)
     Net proceeds (payments) of short term investments                 28,306      (3,613)    (12,095)
                                                                    ---------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES                                  (42,126)     14,394      20,274
                                                                    ---------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                     16,754      18,348      22,336
          Withdrawals (net of transfers to/from separate accounts)    (26,605)    (80,509)    (85,590)
                                                                    ---------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES                                   (9,851)    (62,161)    (63,254)
                                                                    ---------------------------------
     Net increase(decrease) in Cash                                     3,928         (17)        (20)
     Cash, beginning of year                                             --            17          37
                                                                    ---------------------------------
CASH , END OF YEAR                                                  $   3,928   $       0   $      17
                                                                    =================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes paid                                             $  11,673   $   7,900   $  17,679
                                                                    =================================

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

A. GENERAL

Pruco Life Insurance Company of New Jersey (the Company), a stock life insurance company domiciled in New Jersey, is an indirect subsidiary of The Prudential Insurance Company of America (Prudential), a mutual life insurance company, and a direct subsidiary of Pruco Life Insurance Company (Pruco Life), a stock life insurance company domiciled in the state of Arizona. The Company markets individual life insurance and annuities through Prudential's sales force.

B. BASIS OF PRESENTATION

The Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended by Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", effective for fiscal years beginning after December 15, 1995. Financial statements of mutual life insurance companies, and their wholly owned stock life insurance subsidiaries, for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting practices will no longer be characterized as in conformity with generally accepted accounting principles (GAAP). As a result, the Company has prepared its 1996 financial statements in accordance with all applicable GAAP pronouncements. The 1995 and 1994 financial statements, which were previously prepared on the statutory basis of accounting, have been restated in accordance with GAAP. The cumulative effect of adopting GAAP as of January 1, 1994 was an increase in retained earnings of $63.6 million. See Note 7 for a reconciliation of the Company's surplus and net income determined in accordance with statutory accounting practices with equity and net income determined on a GAAP basis.

On January 1, 1995, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement decreased stockholder's equity by $11.2 million net of deferred income tax benefit of $6.3 million. In 1994 prior to the adoption of SFAS 115, all fixed maturities were carried at amortized cost.

C. INVESTMENTS

Fixed Maturities - Where the Company may not have the positive intent to hold fixed maturities until maturity, the securities are classified as "Available for Sale." These securities are reported at market value based principally on their quoted market prices. The associated unrealized gains and losses, net of income taxes and deferred policy acquisition costs, are included as a component of equity or if deemed to be other than temporary, are included as a realized loss.

Policy Loans are stated primarily at unpaid principal balances.

Realized Investment Gains and Losses are reported based on specific identification of the investments sold.

Short-term investments are fixed maturities that mature within one year, and are reported at estimated fair value.

D. REVENUE RECOGNITION AND RELATED EXPENSES

Universal life contracts are long duration life insurance contracts that involve significant mortality and morbidity risk with both fixed and guaranteed terms. Investment contracts, such as deferred annuities, are long duration contracts that do not subject the insurance enterprise to risks arising from policyholder mortality or morbidity. Amounts received as payments for these contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist primarily of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration fees and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

Premiums, policy benefits and claims from individual life policies and payout annuities, generally are recognized in operations when due.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

E. DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions and other costs which vary with and are primarily related to the production or acquisition of new business. Acquisition costs related to universal life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality, expense margins and surrender charges based on historical and anticipated future experience. As required, amortization expense also includes the impact of revised estimates to expected gross profits, which is the basis for amortizing deferred policy acquisition costs. Amortization of deferred policy acquisition costs, including the impact of revised estimates of gross profits, was $(2.2) million, $8.9 million, and $11.0 million for the years ended December 31, 1996, 1995, and 1994, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect on the deferred policy acquisition asset that would result from realization of unrealized investment gains(losses) is recognized with an offset to unrealized investment gains(losses) in stockholder's equity.

F. FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Benefit reserve liabilities for payout annuities such as matured deferred annuities and supplementary contracts represent the present values of estimated future benefits payments and related expenses. Present values for matured deferred annuity contracts are computed using interest rates ranging from 6.5% to 8.75%. The mortality assumption for these contracts is the 83 IAM tables. Reserves for supplementary contracts are stated at interest rates that vary from 7.25% to 8.25% using mortality and morbidity assumptions either from company experience or various actuarial tables.

When liabilities for future policy benefits plus the present value of expected future gross deposits are insufficient to provide expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established as a charge to income.

Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross deposits plus interest credited less expense and mortality charges and withdrawals.

Interest crediting rates on life insurance products range from 3.4% to 6.6%.

G. SEPARATE ACCOUNTS

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. All Separate Account assets are carried at market value. Deposits to all Separate Accounts are reported as increases in Separate Account liabilities, which equal the Separate Account policy account fund values. Charges assessed against policyholders' account balances for mortality, policy administration and surrender charges are included in policy charges and fee income. Mortality and expense risk charges are applied against the policyholders' account balance. The Separate Account assets are legally segregated and are not subject to claims that arise out of any other business of the Company.

H. ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

2. FIXED MATURITIES

Gross unrealized gains and losses for securities, by major security type, are as follows:

                               DECEMBER, 31, 1996
------------------------------------------------------------------------------------------------------
                                                                   Gross         Gross
                                                  Amortized      Unrealized    Unrealized        Fair
(000's)                                             Cost           Gains         Losses          Value
------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury securities and obligations
of U.S. government corporations and               $ 29,386        $     1        $  174        $ 29,213
agencies

Foreign government bonds                            38,853            420            52          39,221

Corporate securities                               483,439          5,108         1,133         487,414

Mortgage-backed securities                              50           --            --                50

------------------------------------------------------------------------------------------------------
Total                                             $551,728        $ 5,529        $1,359        $555,898
------------------------------------------------------------------------------------------------------

                                DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------
                                                                   Gross         Gross
                                                  Amortized      Unrealized    Unrealized        Fair
(000's)                                             Cost           Gains         Losses          Value
------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury securities and obligations
of U.S. government corporations and               $ 81,806        $ 1,287        $ --          $ 83,093
agencies

Foreign government bonds                            25,849          1,128          --            26,977

Corporate securities                               353,514         11,130           340         364,304

Mortgage-backed securities                          36,872          2,192             5          39,059

------------------------------------------------------------------------------------------------------
Total                                             $498,041        $15,737        $  345        $513,433
------------------------------------------------------------------------------------------------------

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

The amortized cost and estimated fair value of fixed maturities at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                DECEMBER 31, 1996
---------------------------------------------------------------------------
                                                                Estimated
                                                Amortized         Fair
(000's)                                           Cost            Value
---------------------------------------------------------------------------
AVAILABLE FOR SALE

Due in one year or less                         $ 43,723        $ 43,951

Due after one year through five years            444,883         448,048

Due after five years through ten years            57,989          58,586

Due after ten years                                5,083           5,263

Mortgage-backed securities                            50              50
---------------------------------------------------------------------------

Total                                           $551,728        $555,898
---------------------------------------------------------------------------

Proceeds from the sale of fixed maturities during 1996, 1995, and 1994 were $869.6 million, $535.3 million, and $672.8 million, respectively. Gross gains of $5.2 million, $6.8 million, and $3.3 million and gross losses of $4.0 million, $3.2 million, and $11.6 million were realized on those sales during 1996, 1995, and 1994, respectively.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994


3. NET INVESTMENT INCOME

                                                                         YEAR ENDED
                                                                         DECEMBER 31,
Net investment income consists of:                             1996         1995         1994
                                                             ----------------------------------
  Gross investment income                                                  (000'S)
       Fixed maturities                                      $ 36,193     $ 36,861     $ 36,565
       Policy loans                                             5,761        5,029        4,290
       Short term investments                                   2,504        2,290        2,364
       Other                                                       28           51           44
                                                             ----------------------------------
                                                               44,486       44,231       43,263
  Investment expenses                                            (702)        (701)        (906)
                                                             ----------------------------------
  Net investment income                                      $ 43,784     $ 43,530     $ 42,357
                                                             ==================================

4. INVESTMENT GAINS(LOSSES)

                                                                         YEAR ENDED
                                                                         DECEMBER 31,
                                                               1996         1995         1994
                                                             ----------------------------------
                                                                           (000'S)
Fixed maturities:
        Realized investment gains                            $  5,232     $  6,785     $  3,327
        Realized investment losses                             (4,011)      (3,193)     (11,637)
                                                             ----------------------------------

Realized investment gains(losses)                            $  1,221     $  3,592     ($ 8,310)
                                                             ==================================



                                                                         YEAR ENDED
                                                                         DECEMBER 31,
                                                               1996         1995           1994
                                                             ----------------------------------
                                                                           (000'S)
Net unrealized investment gains, beginning of period         $  6,588   $   --           $ --

Net unrealized investment gains(losses) on fixed maturities   (11,222)      32,875         --

Deferred income tax benefit(provision)                          4,040      (11,835)        --
Deferred policy acquisition costs (net of deferred income       2,626       (3,263)        --
taxes)
                                                             ----------------------------------
Net change in unrealized investment gains(losses)              (4,556)      17,777         --

Adoption of SFAS 115                                             --        (11,189)        --
                                                             ----------------------------------

Net unrealized investment gains, end of period               $  2,032     $  6,588       $ --
                                                             ==================================

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

5.  FAIR VALUE INFORMATION

The fair value amounts have been determined by the Company using available information and reasonable valuation methodologies. Considerable judgment is applied, as necessary, in interpreting data to develop the estimates of fair value. Accordingly, the estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values.

The following methods and assumptions were used in calculating the fair values.

Fixed Maturities - Fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

Policy Loans - The estimated fair value is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment.

Policyholders' Account Balances - Fair values for policyholders' account balances are equal to the policy account values.

Short-term Investments - Fair values for short-term investments are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995:

                                             1996                            1995
                                CARRYING VALUE    FAIR VALUE    CARRYING VALUE    FAIR VALUE
                                --------------    ----------    --------------    ----------
                                                           (000'S)
Financial Assets:
   Fixed maturities -- Available
      for sale                     $555,898        $555,898        $513,433        $513,433
   Policy loans                     113,918         110,262          98,194          99,057
   Short-term investments            17,002          17,002          45,308          45,308

Financial Liabilities:
   Policyholders'
    account balances               $375,448        $375,448        $375,193        $375,193

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

6. INCOME TAXES

The Company is a member of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. The Internal Revenue Code limits the amount of nonlife insurance losses that may offset life insurance company taxable income. Companies operating outside the United States are taxed under applicable foreign statutes.

Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes.

The components of income taxes are as follows:

                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                   1996       1995       1994
                                                 ------------------------------
                                                             (000'S)
Current income tax provision:
   Federal income tax                            $ 13,589   $ 13,868   $  9,431
   State and local income tax                        (907)     1,380      1,235
                                                 ------------------------------
   Total current income tax                        12,682     15,248     10,666
Deferred income tax provision (benefit):
   Federal income tax                               2,848       (239)    (1,150)
   State and local income tax                          81         (7)       (33)
                                                 ------------------------------
   Total deferred income tax                        2,929       (246)    (1,183)
                                                 ------------------------------
Total income tax provision                       $ 15,611   $ 15,002   $  9,483
                                                 ==============================

The income tax provision is different from the amount computed using the expected federal income tax rate of 35% for the following reasons:

                                                          YEAR ENDED
                                                          DECEMBER 31,
                                                1996         1995        1994
                                              ---------------------------------
                                                            (000'S)

Expected federal income tax expense           $ 16,589     $ 14,702     $ 8,919
State income taxes                                (826)       1,373       1,202
Other                                             (152)      (1,073)       (638)
                                              ---------------------------------
Total income tax provision                    $ 15,611     $ 15,002     $ 9,483
                                              =================================

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

The components of net deferred income taxes payable are as follows:

                                                                YEAR ENDED
                                                                DECEMBER 31,
                                                            1996          1995
                                                           -------       -------
DEFERRED INCOME TAX ASSETS                                        (000'S)
Insurance liabilities                                      $ 6,189       $ 6,966
Other                                                         --             276
                                                           -------       -------
Total deferred income tax assets                           $ 6,189       $ 7,242
                                                           -------       -------

DEFERRED INCOME TAX LIABILITIES
Deferred acquisition costs                                 $28,424       $25,322
Net investment gains                                         1,940         5,729
                                                           -------       -------
Total deferred income tax liabilities                       30,364        31,051
                                                           -------       -------
Deferred federal income tax payable                        $24,175       $23,809
                                                           =======       =======

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

7. STOCKHOLDER'S EQUITY RECONCILIATION

The reconciliation of statutory net income to GAAP net income, and statutory surplus to GAAP equity as of December 31, 1996, 1995, and 1994 are as follows:

                                                 1996        1995        1994
                                              ---------------------------------
                                                            (000'S)
Statutory net income                          $  24,774   $  25,567   $  16,309
     Deferred acquisition costs                   5,656      (2,589)     (4,727)
     Deferred premium                               221         (58)        241
     Insurance liabilities                        1,154       4,366       4,614
     Income taxes                                (2,883)        510       8,518
     Interest maintenance reserve                  (765)      1,285     (10,327)
     Separate accounts and other                  3,630      (2,080)      1,372
                                              ---------------------------------
GAAP net income                               $  31,787   $  27,001   $  16,000
                                              =================================

Statutory surplus                             $ 216,019   $ 191,607   $ 163,066
     Investment valuation                         4,170      15,392        --
     Deferred acquisition costs                 106,965      96,031     105,105
     Deferred premium                            (2,205)     (2,426)     (2,368)
     Insurance liabilities                      (21,501)    (25,062)    (23,882)
     Income taxes                               (21,829)    (21,510)    (13,015)
     Asset valuation reserve and interest
      maintenance reserve                        13,598      13,966       5,512
     Other                                           29          17           8
                                              ---------------------------------
GAAP stockholder's equity                     $ 295,246   $ 268,015   $ 234,426
                                              =================================

The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

8. RELATED PARTY TRANSACTIONS

A. SERVICE AGREEMENTS

The Company, Prudential, Pruco Life, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $12 million, $16 million, and $15 million for the years ended December 31, 1996, 1995, and 1994, respectively.

B. PENSION PLANS

The Company is an indirect wholly-owned subsidiary of Prudential which sponsors several defined benefit pension plans that cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. Prudential's funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

No pension expense for contributions to the plan was allocated to the Company in 1996, 1995, or 1994 because the plan was subject to the full funding limitation under the Internal Revenue Code.

C. POSTRETIREMENT LIFE AND HEALTH BENEFITS

Prudential also sponsors certain life insurance and health care benefits for its retired employees. Substantially all employees may become eligible to receive a benefit if they retire after age 55 with at least 10 years of service. Prudential elected to amortize its obligation over twenty years. A provision for contributions to the postretirement fund is included in the net cost of services allocated to the Company discussed above for the years ended December 31, 1996, 1995, and 1994.

D. REINSURANCE

The Company currently has one reinsurance agreement in place with Prudential (the reinsurer). This contract is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention of $2.5 million. The Company is not relieved of its primary obligation to the policyholder as a result of this reinsurance transaction. This agreement had no material effect on net income for the years ended December 31, 1996, 1995, and 1994.

9. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

10. DIVIDENDS

The Company is subject to New Jersey law which limits the amount of dividends that insurance companies may pay to stockholders. The maximum dividend which may be paid in any twelve month period without prior approval of the New Jersey Commissioner of Insurance is limited to the greater of 10% of surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1996, the Company would be permitted a maximum of $25 million in dividend distributions in 1997, all of which could be paid in cash, without approval from The State of New Jersey Department of Insurance.

                        Report of Independent Accountants

To the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statement of financial position and the related statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey at December 31, 1996, and the results of its operations and its cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/

PRICE WATERHOUSE LLP
New York, New York
April 11, 1997

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company of New Jersey
Newark, New Jersey

We have audited the accompanying statement of financial position of Pruco Life Insurance Company of New Jersey as of December 31, 1995, and the related statements of operations, stockholder's equity and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements presents fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey as of December 31, 1995, and the results of operations and cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company has retroactively adopted all applicable generally accepted accounting principles relating to stock life insurance subsidiaries of mutual life insurance companies and has changed, as of January 1, 1995, the method of accounting for fixed maturity investments.


/s/

Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996

                                   [DISCOVERY(R) LIFE PLUS LOGO]


                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS
















                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 445-4571

A Subsidiary of
PRUDENTIAL [LOGO]

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter dully adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

     Pruco Life Insurance Company of New Jersey represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

     The Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance program, purchased by Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of Prudential, any of its subsidiaries, or certain investment companies affiliated with Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

     There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by criminal, dishonest or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to director or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act or 1940, the Investment Company Act of 1940, any rules or regulations hereunder, or any similar federal, stage of local statute, rule or regulation.

     The limit of coverage under the program for both individual and corporate reimbursement coverage is $150,000.000. The retention for corporate reimbursement coverage is $10,000.000 per loss.

     The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of Prudential and Pruco Life of New Jersey, can be found in Section 14A:3-5 of the New Jersey statutes Annotated. The text of The Prudential's by-law 26 permitting or requiring indemnification, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) of Post-Effective Amendment No.1 to Form S-6, Registration No. 33-61079, filed April 25, 1996, on behalf of The Prudential Variable Appreciable Account. The text of Pruco Life of New Jersey's by-laws, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) to this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1993 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

          The facing sheet.

          Cross-reference to items required by Form N-8B-2.

          The prospectus consisting of________ pages.

          The undertaking to file reports.

          The signatures.

          The undertaking with respect to charges.

          The undertaking with respect to indemnification.

Written consent of the following persons:

          1. Price Waterhouse, LLP, independent accountants.

          2. Deloitte & Touche LLP, independent auditors.

          3. Clifford E. Kirsch, Esq.

          4. Paul Haley, FSA, MAAA, CLU, and ChFC, actuarial expert.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.   (1)   Resolution of Board of Directors of Pruco Life Insurance
                     Company of New Jersey establishing the Pruco Life of New
                     Jersey Single Premium Variable Life Account. (Note 2).

               (2)   Not Applicable

               (3)    Distributing Contracts

                     (a) Distribution Agreement between Pruco Securities
                         Corporation and Pruco Life Insurance Company of New Jersey. (Note 2)

                     (b) Proposed form of Agreement between Pruco Securities
                         Corporation and independent brokers with respect to the Sale of the Contracts. (Note 2)

                     (c) Revised Schedule of Sales Commissions. (Note 6)

               (4)   Not Applicable

               (5)   (a) Flexible Premium Variable Life Insurance Contract.
                         (Note 2)

                     (b)  Contract page 5 for use in New York. (Note 4)

                     (c)  Contract page 6 for use in New York. (Note 4)

                     (d)  Contract jacket for use in New Jersey. (Note 4)

                     (e)  Contract page 5 for use in New Jersey. (Note 4)

                     (f)  Contract page 6 for use in New Jersey. (Note 4)

                     (g)  Contract page 7 for use in New York. (Note 4)

                     (h)  Contract page 8 for use in New York. (Note 4)

                     (i)  Contract page 9 for use in New York. (Note 4)

                     (j)  Contract page 10 for use in New York. (Note 4)

                     (k)  Contract page 9 for use in New Jersey. (Note 4)

                     (l)  Contract page 11 for use in New York. (Note 4)

                     (m) Contract page 17 for use in New Jersey and New York (Note 4)

                     (n)  Contract page 10 for use in New Jersey (Note 5)

                     (o)  Contract jacket for use in New York. (Note 6)

                     (p)  Contract page 7 for use in New Jersey (Note 6)

                     (q)  Contract page 8 for use in New Jersey (Note 6)

                     (r)  Contract page 13 for use in New York. (Note 6)

               (6)   (a)  Articles of Incorporation of Pruco Life Insurance
                          Company of New Jersey, as amended March 11, 1983. (Note 8)

                     (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended February 1, 1991. (Note 8)

               (7)   Not Applicable

               (8)   Not Applicable

               (9)   Not Applicable

              (10)   (a) Application Form for Flexible Premium Variable Life
                         Insurance Contract. (Note 3)

                     (b) Supplement to the Application for Flexible Premium Variable Life Insurance Contract. (Note 3)

                     (c) Supplement to the Application for Flexible Premium Variable Life Insurance Contract. (Note 7)

              (11)   Form of Notice of Withdrawal Right. (Note 3)

              (12) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 3)

               (13)  Living Needs Benefit Rider

                     (a)  for use in New Jersey. (Note 9)

                     (b)  for use in New York. (Note 10)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

     4.   None

     5.   Not Applicable

     6. Opinion and Consent of Paul Haley, FSA, CLU, ChFC, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney:

                     (a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price and William F. Yelverton (Note 10)

                     (b)  Linda S. Dougherty. (Note 11)

     8. Pruco Life Insurance Company of New Jersey's representations regarding mortality and expense risks and sales load. (Note 4)

     27.  Financial Data Schedule (Note 1)

(Note 1)  Filed herewith

(Note 2)  Incorporated by reference to Registrant's Form S-6, filed August 8,
          1985.

(Note 3) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed December 19, 1985.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed March 19, 1986.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 29, 1986

(Note 6) Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed October 28, 1986.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 27, 1987.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 17 to Form S-6, Registration No. 2-89780, filed March 1, 1991, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 26, 1990.

(Note 10) Incorporated by reference to Form N-4, Registration No. 333-18117 on
          Form N-4 filed December 18, 1996, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 9 to Form
          S-1, Registration No. 33-20018 filed April 9, 1997 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this________day of _____________, 1997.

(Seal)            PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

                                        (Registrant)

                          BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                        (Depositor)

Attest: /s/ CLIFFORD E. KIRSCH                    *By: /s/ ESTHER H. MILNES
        -------------------------------------          ---------------------
            Clifford E. Kirsch                             Esther H. Milnes
            Chief Legal Officer And Secretary              President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities indicated on this ________day of _______________, 1997.

          SIGNATURE AND TITLE

   /S/    *
--------------------------------------------------
        Esther H. Milnes
        President And Director


   /S/    *
--------------------------------------------------
        Linda S. Dougherty
        Chief Accounting Officer, And Comptroller


   /S/    *                                          *By: /S/ CLIFFORD E. KIRSCH
--------------------------------------------------        ----------------------
        William M. Bethke                                     Clifford E. Kirsch
        Director


   /S/    *
--------------------------------------------------
        Ira J. Kleinman
        Director


   /S/    *
--------------------------------------------------
        Mendel A. Melzer
        Director


   /S/    *
--------------------------------------------------
        I. Edward Price
        Director


   /S/    *
--------------------------------------------------
        William F. Yelverton
        Director

                                  EXHIBIT INDEX

      Consent of Price Waterhouse, LLP, independent accountants ...............  Page II-

      Consent of Deloitte & Touche LLP, independent auditors ..................  Page II-

 3.   Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. .......................................  Page II-

 6.   Opinion and Consent of Paul Haley, FSA, MAAA, CLU and ChFC, as to
       actuarial matters pertaining to the securities being registered. .......  Page II-

27.   Financial Data Schedule .................................................  Page II-